SALOMON BROTHERS
     Variable Series Funds Inc

Semi-Annual Report 2000

June 30, 2000

 . INVESTORS Fund

                                     [LOGO]

[LOGO]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC
Our Message to You

DEAR SHAREHOLDER:
We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable Investors Fund ("Fund") for the period ended June 30, 2000. This letter discusses general economic and market conditions as well as major Fund developments during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

INVESTMENT STRATEGY1
The Fund continues to focus on stocks with attractive valuations and favorable earnings growth prospects. And while no guarantees can be made, we are confident that our value strategy should continue to reward shareholders over time.

PERFORMANCE UPDATE
The Fund's shares returned 9.16% for the six-month period ended June 30, 2000. In comparison, the Standard & Poor's 500 Index ("S&P 500") returned a negative 0.43% and the Lipper Inc.'s peer group of large cap value funds returned a negative 1.65% for the same period.2

MARKET REVIEW
In the first half of this year, the stock markets experienced increased volatility. Technology stocks continued to drive the market through early March. The momentum behind technology stocks came at the expense of most other sectors of the market, including consumer staples, financials and pharmaceuticals. During this period, the Fund added to these out-of-favor sectors. In mid-March, investors took profits in technology stocks and rotated into undervalued sectors. Specifically, defensive sectors such as consumer staples, healthcare and energy all performed well as investors continued to worry about the Federal Reserve Board's ("Fed") reaction to inflationary pressures. The Fund benefited from the increase in market breadth.

For the six-month period, the significant decline in a number of large-capitalization stocks held back the performance of the S&P 500. Microsoft, which represented 4.9% of the S&P 500 at year-end, declined 31.5%, which alone penalized the S&P 500 by 1.5 percentage points. Other notable decliners included Lucent, America Online, AT&T, Home Depot, Procter & Gamble and Qualcomm, all of which fell more than 20%. Including Microsoft, these eight stocks accounted for about 13% of the S&P 500 at year-end.

-------------------
1 The information provided represents the opinion of the manager and is not intended to be a forecast of future events. There is no assurance that certain securities will remain in or out of the Fund.
2 The Standard & Poor's 500 Index ("S&P 500") is a market capitalization-weighted measure of 500 widely held common stocks. Lipper, Inc. is a nationally recognized organization that reports on total return performance and calculates rankings based on total returns. Total returns are calculated based on changes in NAV including the reinvestment of dividends and capital gains. Past performance is not a guarantee of future results. An investor cannot invest directly in an index.

HIGHLIGHTS
The Fund performed quite well in the first six months, significantly outpacing both its large-cap value peer group and the S&P 500. During the first quarter, we continued to trim most of our technology holdings due to valuation concerns. We redeployed those proceeds into other sectors of the market that offered much more attractive valuations. In particular, we added consumer staples, financials and pharmaceuticals, all of which rebounded as investors rotated out of technology. Since the correction in technology in mid-March, we have been adding to selected tech stocks on weakness in the sector. We plan to continue increasing our weighting in technology as we see opportunities to do so.

Our overweight position in consumer staples contributed to the Fund's outperformance during the period. In particular, Nabisco Group Holdings, Pepsi Bottling Group, Safeway and Kimberly Clark all were strong performers. Nabisco Group Holdings was the Fund's top contributor during the period as a result of the planned sale of the company.

In other sectors, leading contributors included News Corporation, Intel, Eli Lilly and Coastal Corp., among others. Laggards included International Paper, Compuware, Tyson Foods, Federated Department Stores and UnumProvident. The Fund no longer owns Compuware and UnumProvident.

OUTLOOK
Recent economic data suggest that the economy may be slowing; however, inflationary concerns are likely to keep the Fed on guard. We expect recent stock market volatility to persist. Uncertainty over economic growth and prospective Federal Reserve actions will continue to result in market swings. Fortunately, market breadth remains favorable.

Currently, the Fund has overweight positions versus the S&P 500 in consumer staples, communications, energy and financials. As a result of the merger between Bell Atlantic and GTE, the Fund's top position is now Verizon Communications, the newly combined entity. The Fund is underweight in technology, capital goods and consumer cyclicals. As mentioned above, we continue to look for opportunities to add to technology stocks. Overall, we believe that the Fund is well positioned for the current market environment in which individual stock selection plays a more important role than sector momentum.

We appreciate your investment with the Salomon Brothers Variable Investors Fund and we look forward to serving your financial needs in the new century.

Cordially,

/s/Heath B. McLendon                                 /s/John B. Cunningham

Heath B. McLendon                                    John B. Cunningham
Chairman and President                               Vice President

July 27, 2000

The graph to the right depicts the performance of the Investors Fund versus the Standard & Poor's 500 Stock Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE (unaudited)
SALOMON BROTHERS VARIABLE INVESTORS FUND
Comparison of $10,000 Investment in the Fund with Standard & Poor's 500 Stock Index

                                    [GRAPH]

                                             Standard & Poor's
                        Investors Fund        500 Stock Index
2/17/98                    10,000                10,000
 Jun-98                    10,731                11,149
 Dec-98                    11,056                12,179
 Jun-99                    12,753                13,684
 Dec-99                    12,345                14,738
6/30/00                    13,473                14,675

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

Historical Performance

                                                      Net Asset Value
                                                 --------------------------
                                                 Beginning           End             Income         Capital Gain       Total
Period Ended                                     of Period        of Period         Dividend        Distribution      Returns+
===============================================================================================================================
6/30/00                                           $12.23           $13.35            $0.00             $0.00            9.16%++
-------------------------------------------------------------------------------------------------------------------------------
12/31/99                                           11.01            12.23             0.06              0.00           11.65
-------------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/98                              10.00            11.01             0.05              0.00           10.55++
===============================================================================================================================
                                                                                     $0.11             $0.00
===============================================================================================================================

Average Annual Total Returns+

Six Months Ended 6/30/00++                                                                                              9.16%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/00                                                                                                      5.66
-------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/00                                                                                             13.42
===============================================================================================================================

Cumulative Total Return+

Inception* through 6/30/00                                                                                             34.73%
===============================================================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc. to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may be revised or terminated.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Inception date is February 17, 1998.

Schedule of Investments
June 30, 2000 (unaudited)


  Shares                          Security                              Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 91.4%

 Basic Industries -- 2.5%
   36,300 Alcoa Inc. .............................................   $ 1,052,700
   35,800 International Paper Co. ................................     1,067,287
                                                                     -----------
                                                                       2,119,987
                                                                     -----------

 Capital Goods -- 2.5%
   38,200 Honeywell International Inc. ...........................     1,286,862
   19,300 Ingersoll-Rand Co. .....................................       776,825
                                                                     -----------
                                                                       2,063,687
                                                                     -----------

 Communications -- 8.9%
   14,500 Alltel Corp. ...........................................       898,094
   27,600 Bell Atlantic Corp. (b).................................     1,402,425
    4,600 General Motors Corp., Class H Shares (a)................       403,650
   23,200 GTE Corp. (b)...........................................     1,444,200
   41,100 SBC Communications Inc. ................................     1,777,575
   33,600 WorldCom, Inc. (a)......................................     1,541,400
                                                                     -----------
                                                                       7,467,344
                                                                     -----------

 Consumer Cyclicals -- 4.7%
   48,300 Costco Wholesale Corp. (a)..............................     1,593,900
   35,500 Federated Department Stores, Inc. (a)...................     1,198,125
   20,800 Target Corporation......................................     1,206,400
                                                                     -----------
                                                                       3,998,425
                                                                     -----------

 Consumer Non-Cyclicals -- 19.4%
    9,700 Albertson's, Inc. ......................................       322,525
   32,900 AT&T Corp. - Liberty Media, Class A Shares (a)..........       797,825
   51,000 Coca-Cola Enterprises Inc. .............................       831,937
   28,700 Delhaize America, Inc., Class A Shares..................       507,631
   20,300 Kimberly-Clark Corp. ...................................     1,164,713
   19,300 McDonald's Corp. .......................................       635,694
   81,000 Nabisco Group Holdings Corp. ...........................     2,100,938
   29,000 The News Corp. Ltd. ADR (a).............................     1,377,500
   63,300 The Pepsi Bottling Group, Inc. .........................     1,847,569
   21,800 PepsiCo, Inc. ..........................................       968,738
   51,700 Philip Morris Cos. Inc. ................................     1,373,281
   36,300 R.J. Reynolds Tobacco Holdings, Inc. ...................     1,014,131
   53,400 Ralston Purina Group....................................     1,064,663
   39,600 Safeway Inc. (a)........................................     1,786,950
   62,200 Tyson Foods, Inc., Class A Shares.......................       544,250
                                                                     -----------
                                                                      16,338,345
                                                                     -----------

 Energy -- 6.9%
   14,500 Amerada Hess Corp. .....................................       895,375
   24,400 Burlington Resources Inc. ..............................       933,300
   45,900 Conoco Inc., Class A Shares (a).........................     1,009,800
   19,800 Royal Dutch Petroleum Co., NY Shares ...................     1,218,938
   17,900 Total Fina S.A. ADR.....................................     1,374,944
   16,100 USX-Marathon Group......................................       403,506
                                                                     -----------
                                                                       5,835,863
                                                                     -----------

 Financial Services -- 15.5%
   13,900 American Express Co. ...................................       724,537
   11,100 American General Corp. .................................       677,100

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)


  Shares                          Security                              Value

--------------------------------------------------------------------------------
 Financial Services -- 15.5% (continued)
   35,300 Associates First Capital Corp. .........................   $   787,631
   38,200 The Bank of New York Co., Inc. .........................     1,776,300
   27,600 The Chase Manhattan Corp. ..............................     1,271,325
   17,400 Comerica Inc. ..........................................       780,825
   32,100 FleetBoston Financial Group.............................     1,091,400
   17,400 Freddie Mac.............................................       704,700
   37,200 Household International, Inc. ..........................     1,546,125
   37,700 MBNA Corp. .............................................     1,022,613
   14,500 Morgan Stanley Dean Witter & Co. .......................     1,207,125
   17,600 U.S. Bancorp. ..........................................       338,800
   39,200 Washington Mutual, Inc. ................................     1,131,900
                                                                     -----------
                                                                      13,060,381
                                                                     -----------

 Health Care -- 8.7%
   21,300 Abbott Laboratories, Inc. ..............................       949,181
   17,900 American Home Products Corp. ...........................     1,051,625
    7,400 Eli Lilly & Co. ........................................       739,075
   19,300 Merck & Co., Inc. ......................................     1,478,863
   21,800 Novartis A.G. ADR (a)...................................       872,000
   33,300 Pharmacia Corp. ........................................     1,721,194
   10,600 Schering-Plough Corp. ..................................       535,300
                                                                     -----------
                                                                       7,347,238
                                                                     -----------

 Real Estate Investment Trust -- 0.5%
   14,500 Equity Office Properties Trust..........................       399,656
                                                                     -----------

 Technology -- 17.9%
   30,100 3Com Corp. (a)..........................................     1,734,513
   12,600 Alcatel S.A. ADR........................................       837,900
    8,700 Applied Materials, Inc. (a).............................       788,437
   59,000 Compaq Computer Corp. ..................................     1,508,187
   17,900 Computer Associates International, Inc. ................       916,256
    1,700 Corning Inc. ...........................................       458,787
    8,700 Hewlett-Packard Co. ....................................     1,086,412
    7,300 Intel Corp. ............................................       975,919
   16,400 International Business Machines Corp. ..................     1,796,825
   10,600 Micron Technology, Inc. (a).............................       933,463
   14,300 Motorola, Inc. .........................................       415,594
   32,400 National Semiconductor Corp. (a)........................     1,838,700
   16,000 Seagate Technology, Inc. (a)............................       880,000
   12,600 Tellabs, Inc. (a).......................................       862,313
                                                                     -----------
                                                                      15,033,306
                                                                     -----------
 Transportation -- 1.8%
   27,100 Canadian National Railway Co. ..........................       790,981
   26,100 Canadian Pacific Ltd. ..................................       683,494
                                                                     -----------
                                                                       1,474,475
                                                                     -----------

 Utilities -- 2.1%
   12,400 The Coastal Corp. ......................................       754,850
   25,100 The Williams Cos., Inc. ................................     1,046,356
                                                                     -----------
                                                                       1,801,206
                                                                     -----------

          TOTAL COMMON STOCK
          (Cost -- $69,206,233)...................................    76,939,913
                                                                     -----------

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

    Face
   Amount                          Security                            Value

-------------------------------------------------------------------------------

 CONVERTIBLE CORPORATE BONDS -- 0.4%
 Communications -- 0.4%
            NTL Inc.:
 $   75,000 7.000% due 12/15/08..................................   $   122,531
    225,000 5.750% due 12/15/09 (c)..............................       179,719
                                                                    -----------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $302,044)...................................       302,250
                                                                    -----------

 REPURCHASE AGREEMENT -- 8.2%
  6,905,000 SBC Warburg Dillon Read Inc., 6.550% due 7/3/00;
             Proceeds at maturity -- $6,908,769; (Fully
             collateralized by U.S. Treasury Bonds, 7.875% due
             2/15/21; Market value -- $7,043,156) (Cost --
             $6,905,000).........................................     6,905,000
                                                                    -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $76,413,277)................................   $84,147,163
                                                                    ===========

------
(a) Non-income producing security.
(b) On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR - American Depository Receipt.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

ASSETS:
 Investments, at value (Cost -- $76,413,277)....................... $84,147,163
 Cash..............................................................         788
 Interest and dividends receivable.................................     163,121
 Deferred organization costs.......................................      16,450
                                                                    -----------
 Total Assets......................................................  84,327,522
                                                                    -----------
LIABILITIES:
 Payable for securities purchased..................................   3,243,976
 Management fees payable...........................................      46,084
 Administration fees payable.......................................       3,292
 Accrued expenses..................................................      25,123
                                                                    -----------
 Total Liabilities.................................................   3,318,475
                                                                    -----------
Total Net Assets................................................... $81,009,047
                                                                    ===========
NET ASSETS:
 Par value of capital shares....................................... $     6,069
 Capital paid in excess of par value...............................  71,016,175
 Undistributed net investment income...............................     376,266
 Accumulated net realized gain on investments and options..........   1,876,651
 Net unrealized appreciation of investments........................   7,733,886
                                                                    -----------
Total Net Assets................................................... $81,009,047
                                                                    ===========
Shares Outstanding.................................................   6,068,483
                                                                    -----------
Net Asset Value, per share.........................................      $13.35
                                                                    -----------

                       See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 2000 (unaudited)

INVESTMENT INCOME:
 Interest..........................................................  $  158,491
 Dividends.........................................................     517,714
 Less: Foreign withholding tax.....................................      (5,245)
                                                                     ----------
 Total Investment Income...........................................     670,960
                                                                     ----------

EXPENSES:
 Management fees (Note 2)..........................................     229,196
 Administration fees (Note 2)......................................      16,371
 Shareholder communications........................................      13,426
 Audit and legal...................................................      10,938
 Custody fees......................................................       8,354
 Registration fees.................................................       4,723
 Shareholder and system servicing fees.............................       3,970
 Amortization of deferred organization costs.......................       3,114
 Directors' fees...................................................       2,366
 Other.............................................................       2,236
                                                                     ----------
 Total Expenses....................................................     294,694
                                                                     ----------
Net Investment Income..............................................     376,266
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
 (NOTES 3 AND 5):
 Realized Gain (Loss) From:
 Security transactions (excluding short term securities)...........   2,135,421
 Options purchased.................................................     (22,282)
 Options written...................................................      68,165
                                                                     ----------
 Net Realized Gain.................................................   2,181,304
                                                                     ----------

 Change in Net Unrealized Appreciation of Investments:
 Beginning of period...............................................   3,812,813
 End of period.....................................................   7,733,886
                                                                     ----------
 Increase in Net Unrealized Appreciation...........................   3,921,073
                                                                     ----------
Net Gain on Investments and Options................................   6,102,377
                                                                     ----------
Increase in Net Assets From Operations.............................  $6,478,643
                                                                     ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                          2000         1999
                                                       -----------  -----------
OPERATIONS:
 Net investment income...............................  $   376,266  $   254,537
 Net realized gain (loss)............................    2,181,304      (17,460)
 Increase in net unrealized appreciation.............    3,921,073    2,451,587
                                                       -----------  -----------
 Increase in Net Assets From Operations..............    6,478,643    2,688,664
                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...............................           --     (265,202)
 Capital.............................................           --           --
                                                       -----------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders.......................................           --     (265,202)
                                                       -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares....................   29,608,665   42,532,124
 Net asset value of shares issued for reinvestment of
  dividends..........................................           --      265,202
 Cost of shares reacquired...........................   (7,620,194)  (5,716,552)
                                                       -----------  -----------
 Increase in Net Assets From Fund Share
  Transactions.......................................   21,988,471   37,080,774
                                                       -----------  -----------
Increase in Net Assets...............................   28,467,114   39,504,236
NET ASSETS:
 Beginning of period.................................   52,541,933   13,037,697
                                                       -----------  -----------
 End of period*......................................  $81,009,047  $52,541,933
                                                       ===========  ===========
* Includes undistributed net investment income of: ..     $376,266           --
                                                       ===========  ===========


                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Investors Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital and secondarily current income. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $12,084 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.70% of its average daily net assets. This fee is calculated daily and paid monthly.

Notes to Financial Statements
(unaudited) (continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2000, Salomon Smith Barney Inc., another subsidiary of SSBH, and its affiliates received brokerage commissions of $276.

3. Investments

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases........................................................... $42,080,479
                                                                     ===========
Sales............................................................... $18,995,522
                                                                     ===========

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...................................... $11,637,403
Gross unrealized depreciation......................................  (3,903,517)
                                                                    -----------
Net unrealized appreciation........................................ $ 7,733,886
                                                                    ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2000, the Fund did not hold any purchased options.

Notes to Financial Statements
(unaudited) (continued)


When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the six months ended June 30, 2000:

                                                             Number of
                                                             Contracts Premiums
                                                             --------- --------
Options written, outstanding at December 31, 1999...........    220    $117,925
Options exercised ..........................................    (52)    (43,061)
Options canceled in closing purchase transactions...........   (168)    (74,864)
                                                               ----    --------
Options written, outstanding at June 30, 2000...............      0    $      0
                                                               ====    ========

6. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund did not hold any when-issued securities.

7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund did not hold any TBA securities.

Notes to Financial Statements
(unaudited) (continued)

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2000, the Fund did not have any securities on loan.

9. Capital Loss Carryforward

At December 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $97,000, available to offset future capital gains through December 31, 2007. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

10. Capital Stock

At June 30, 2000, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                 Six Months
                                                    Ended        Year Ended
                                                June 30, 2000 December 31, 1999
                                                ------------- -----------------
Shares sold....................................   2,384,383       3,579,315
Shares issued on reinvestment of dividends.....          --          21,756
Shares reacquired..............................    (611,119)       (489,624)
                                                  ---------       ---------
Net Increase...................................   1,773,264       3,111,447
                                                  =========       =========

Financial Highlights

For a share of capital stock outstanding for the year ended December 31, except where noted:

                           2000(1)     1999    1998(2)
                           -------    -------  -------
Net Asset Value,
 Beginning of Period.....  $ 12.23    $ 11.01  $ 10.00
                           -------    -------  -------
Income From Operations:
 Net investment income
  (3)....................     0.06       0.06     0.05
 Net realized and
  unrealized gain .......     1.06       1.22     1.01
                           -------    -------  -------
 Total Income From
  Operations.............     1.12       1.28     1.06
                           -------    -------  -------
Less Distributions From:
 Net investment income...       --      (0.06)   (0.05)
 Capital.................       --         --    (0.00)*
                           -------    -------  -------
 Total Distributions.....       --      (0.06)   (0.05)
                           -------    -------  -------
Net Asset Value, End of
 Period..................  $ 13.35    $ 12.23  $ 11.01
                           =======    =======  =======
Total Return (4).........     9.16%++   11.65%   10.55%++
Net Assets, End of Period
 (000s)..................  $81,009    $52,542  $13,038
Ratios to Average Net
 Assets:
 Expenses (3)(5).........     0.90%+     0.98%    1.00%+
 Net investment income...     1.15+      0.91     1.14+
Portfolio Turnover Rate..       31%        51%      62%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all or part of its management fees for the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $17,030 in expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                                     Expense Ratios Without
                               Net Investment Income   Fee Waivers and/or
                                Per Share Decreases  Expense Reimbursements
                               --------------------- ----------------------
           1999...............         $0.01                  1.15%
           1998...............          0.04                  2.07+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 *  Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                     (This page intentionally left blank.)

Salomon Brothers Variable Series Funds Inc


INVESTMENT MANAGER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

CUSTODIAN
     PFPC Trust Company
     17th and Chestnut Streets
     Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

Directors
CHARLES F. BARBER
     Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
     Consultant, Colman Consulting
DANIEL P. CRONIN
     Vice President-General Counsel,
     Pfizer International Inc.
HEATH B. MCLENDON
     Chairman and President;
     Managing Director, Salomon Smith Barney Inc.
     President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
HEATH B. MCLENDON
     Chairman and President
LEWIS E. DAIDONE
     Executive Vice President and Treasurer
ROSS S. MARGOLIES
     Executive Vice President
BETH A. SEMMEL
     Executive Vice President
PETER J. WILBY
     Executive Vice President
GEORGE J. WILLIAMSON
     Executive Vice President
JOHN B. CUNNINGHAM
     Vice President
ANTHONY PACE
     Controller
CHRISTINA T. SYDOR
     Secretary

                  [LOGO OF SALOMON BROTHERS ASSET MANAGEMENT]

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

SALOMON BROTHERS
Variable Series Funds Inc.

Semi-Annual Report 2000

June 30, 2000

 .Capital Fund

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You

DEAR SHAREHOLDER:

We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable Capital Fund ("Fund") for the period ended June 30, 2000. This letter discusses general economic and market conditions as well as Fund highlights during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY AND PERFORMANCE UPDATE

The Fund seeks capital appreciation through investments primarily in common stocks or securities convertible into common stocks. The Fund seeks to achieve its investment objective through investments in securities that are believed to have above-average price appreciation potential. The Fund invests primarily in stocks of U.S. companies. These companies may range in size from established large capitalization companies (over $5 billion in market capitalization) to small capitalization companies (i.e., less than $1 billion in market capitalization) at the beginning of their life cycles. Such investments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies, as well as new issues.

The Fund's shares returned 16.47% for the six-month period ended June 30, 2000. In comparison, the Russell 3000 Index returned 0.95% and the Standard and Poor's 500 Index ("S&P 500") declined 0.43% for the same time period. (The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.)

The Fund's investment strategy is known as a broad market strategy. We attempt to find the best opportunities across the market, wherever they may be. It is an "all cap" or "multicap" strategy in that we invest in large-, small- and mid-size companies. Our strategy can also be characterized as a "style neutral" or "blend" portfolio in that we purchase both growth and value stocks. (Value investing consists of identifying securities of companies that are believed to be undervalued in the market. Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry.) In fact, one of our primary goals is to find out of favor value stocks that blossom into growth stocks. These can sometimes include some of our best performers because we buy them when they are inexpensive and hold them through the entire period of appreciation as the market recognizes their true potential.

Because the Fund owns some stocks from most categories, the Fund has the opportunity to own some promising securities under most market conditions and our strategy can result in a unique, diversified portfolio of stocks. We think that these are two key advantages to our investment strategy.1

Our core investment style is a bottom-up stock picking strategy. (Bottom-up investing is an asset management style that focuses on the analysis of individual stocks instead of basing decisions on economic or market trends.) We focus on understanding a company's business, its strategy, its competitive position and its industry. We also determine if management is credible and has the right team to lead the company. Our financial analysis focuses on the company's resources to meet its goals, the consistency of the numbers to determine their quality (for instance, are receivables growing much faster than sales?, a sign that current sales may overstate the long term trend) and is used as a framework for valuation and risk assessment. These and other factors are what drive our stock selection process. If we think that the risk and reward trade-off for a particular company's stock is favorable, we will generally invest.

As portfolio managers, we have a role in addition to stock picking; we need to put all the individual security selections into a portfolio that meets a set of investment objectives. We use tools such as diversification and position weighting to determine exactly how much of each security to own in the portfolio. For instance, in the Fund, our best ideas generally get very high weightings, as much as 5% of the portfolio on occasion. This strategy, known as high position concentration, can generate above-market return potential if executed properly. (Of course, past performance is not indicative of future results.)

At the same time, we always factor in excess risk. A good idea that has a very high-risk profile tends to get lower weighting, such as 1% of the portfolio, in order to diversify risk and dampen portfolio volatility. And while no guarantees can be made, this way we can take individual risks on behalf of our shareholders without creating an overly risky portfolio.


----------------
1 Of course, investors can also lose money in the sub-account if our judgement about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.

MARKET OVERVIEW AND OUTLOOK

Even though it made no headway, the stock market offered something for everyone during the first half of 2000. Initially the speculative momentum market of 1999 helped the market rally continue, peaking during the second week of March. The Federal Reserve Board's ("Fed") continued increases in interest rates then started to be felt, leading to a violent sell-off, particularly in the volatile NASDAQ market, through May. At the same time, many oversold "Old Economy" stocks rallied as money rotated from the Internet and biotech stocks into areas such as consumer staples. By the end of the half, most of the market losses were recovered so that most broad indices were down modestly.

One way to describe what happened is that "investment gravity" finally took hold of stocks that previously seemed to continually float skyward. The catalyst was the seemingly unrelated comments by U.S. President Bill Clinton and British Prime Minister Tony Blair that genomics companies would not reap all of the benefits of the public research money devoted to their field of science. The sell-off in biotech stocks spread like contagion to all high-priced growth stocks. For a relatively brief time, earnings counted and stories were discounted. By the end of June, the market was once again awarding future potential a premium to proven ability.

The Fund's investment strategy worked exceptionally well throughout the six-month period. When the market was rising our broad, diversified equity exposure allowed us to participate even though much of what we liked was out of favor. The declines in less speculative stocks provided us with opportunities as well. For the first time in over two years, we were given an attractive opportunity to start building positions in drug stocks, a sector that we think should exhibit above-average growth well into the future due to favorable demographic and technological trends.

Later in the half, during the NASDAQ-led market decline, the Fund actually appreciated as money flowed to companies that could be more easily valued, most of which had been materially oversold in the previous few months. The rotation favored drug stocks as well as companies we previously owned such as Safeway, Nabisco Group Holdings and Devon Energy while giving us the opportunity to add to undervalued technology stocks like 3Com and Seagate. Going forward, we expect to continue to hold many of these stocks although there have been tender offers announced for Nabisco and Seagate.

We continue to see the growth of the Internet as one of the driving forces of the economy going forward. If you closely examine the Fund's portfolio, you will see that relatively little of your money is invested in traditional Internet companies (i.e., the "dot.coms"). We think the long-term risk and reward proposition in most of these companies to be unattractive, a view we think the market is starting to embrace. We also think most of these companies do not have sustainable business models (translation: in our opinion they will always lose money), while others have valuations that assume they will be the only survivors in the eventual shakeout. However, you will see a lot of your money invested in companies that benefit from or build the Internet. In the Fund we own companies such as...

 .   3Com (a company that split into two pieces in July; Palm Pilot, the leading
    PDA which will offer wireless internet access, and the remaining 3Com networking business helping individuals access the Internet);

 .   Federated Department Stores (a leader in the "clicks and mortar" e-commerce strategy and owner of several valuable Internet businesses); and

 .   Verizon (formed from the merger of Bell Atlantic and GTE, Verizon is the leading U.S. wireless company also offering telecom services such as local, long distance and high-speed Internet access).

It is our strong belief that over time the leading established companies that embrace today's new technologies should emerge as the dominant and most profitable companies in the economy. Their stocks should recognize this over time. On the other hand, we believe the stock market will continue to lose patience with those traditional Internet companies that cannot transform themselves into growth companies with enough profits to support their stock price.

We expect the Fund to consistently apply its investment strategy in the future. We will invest in both users and manufacturers of technology when we believe their risk reward ratios are favorable. Most of all, we will look for the best opportunities that we can find, regardless of the part of the market they currently reside in.

Thank you for your investment in the Salomon Brothers Variable Capital Fund. We look forward to helping you pursue your financial goals in the new century.

Sincerely,


/S/ Heath B. McLendon                            /S/ Ross B. Margolies


Heath B. McLendon                                Ross S. Margolies
Chairman and President                           Executive Vice President

July 25, 2000

The following graph depicts the performance of the Capital Fund versus the Russell 3000 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE (unaudited)
SALOMON BROTHERS VARIABLE CAPITAL FUND
Comparison of$10,000 Investment in the Fund with the Russell 3000 Index

                                    [GRAPH]

                    Capital Fund        Russell 3000 Index

2/17/98                10,000                 10,000
 Jun-98                10,971                 10,932
 Dec-98                11,812                 11,788
 Jun-99                13,374                 13,123
 Dec-99                14,420                 14,246
6/30/00                16,794                 14,382

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender changes which, if reflected, would reduce the performance shown.


Historical Performance


                             Net Asset Value
                           -------------------
                          Beginning      End       Income    Capital Gain    Total
Period Ended              of Period   of Period   Dividend   Distribution   Returns+
--------------------------------------------------------------------------------------
6/30/00                    $13.67      $15.69      $0.00        $0.23       16.47%++
--------------------------------------------------------------------------------------
12/31/99                    11.57       13.67       0.07         0.39       22.08
--------------------------------------------------------------------------------------
Inception*-- 12/31/98       10.00       11.57       0.09         0.15       18.12++
--------------------------------------------------------------------------------------
                                                   $0.16        $0.77
--------------------------------------------------------------------------------------


Average Annual Total Returns+
--------------------------------------------------------------------------------

Six Months Ended 6/30/00++                                               16.47%
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       25.58
--------------------------------------------------------------------------------
Inception* through 6/30/00                                               24.49
--------------------------------------------------------------------------------


Cumulative Total Return+
--------------------------------------------------------------------------------

Inception* through 6/30/00                                               67.94%
--------------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may be revised or terminated.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Inception date is February 17, 1998.

Schedule of Investments
June 30, 2000 (unaudited)

  Shares                        Security                           Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 91.5%
 Basic Industries -- 6.1%
   33,500 AK Steel Holding Corp...............................   $  268,000
   21,200 Crown Cork & Seal Co., Inc..........................      318,000
   24,600 The Geon Co.........................................      455,100
   14,500 International Paper Co..............................      432,281
   63,000 LTV Corp............................................      181,125
    3,800 Olin Corp...........................................       62,700
   16,400 OM Group, Inc.......................................      721,600
                                                                 ----------
                                                                  2,438,806
                                                                 ----------
 Capital Goods -- 1.1%
   78,800 Harnischfeger Industries, Inc. (a)..................       26,792
   10,400 Ingersoll-Rand Co. .................................      418,600
                                                                 ----------
                                                                    445,392
                                                                 ----------
 Communications -- 12.2%
   10,400 Bell Atlantic Corp. (b).............................      528,450
   20,700 Dobson Communications Corp., Class A Shares (a).....      398,475
   20,300 Genuity Inc. (a)....................................      185,872
   10,200 GTE Corp. (b).......................................      634,950
   21,100 ICG Communications, Inc. (a)........................      465,519
    2,600 NTL Inc. (a)........................................      155,675
          Rogers Cantel Mobile Communications Inc., Class B
   16,500 Shares (a)..........................................      554,812
    9,900 SBC Communications Inc. ............................      428,175
   47,500 Sinclair Broadcast Group, Inc., Class A Shares (a)..      522,500
    8,300 UnitedGlobalCom Inc., Class A Shares (a)............      388,025
   12,500 WorldCom, Inc. (a)..................................      573,437
                                                                 ----------
                                                                  4,835,890
                                                                 ----------
 Consumer Cyclicals -- 10.8%
   33,900 Abercrombie & Fitch Co., Class A Shares (a).........      413,156
   36,800 Costco Wholesale Corp. (a)..........................    1,214,400
   36,600 Federated Department Stores, Inc. (a)...............    1,235,250
   10,971 Fine Host Corp. (a)(c) .............................      102,892
   22,600 PRIMEDIA Inc. (a)...................................      514,150
   16,500 Sun International Hotels Ltd. (a)...................      330,000
   28,700 Wendy's International, Inc. ........................      511,219
                                                                 ----------
                                                                  4,321,067
                                                                 ----------
 Consumer Non-Cyclicals -- 25.6%
   13,000 AT&T Corp. - Liberty Media, Class A Shares (a)......      315,250
   33,000 Delhaize America, Inc., Class B Shares..............      507,375
   16,400 The Gillette Co. ...................................      572,975
    5,200 Hannaford Bros. Co. ................................      373,750
   14,700 Hearst-Argyle Television, Inc., Class A Shares (a)..      286,650
   65,400 Hormel Foods Corp. .................................    1,099,537
   23,200 John B. Sanfilippo & Son, Inc. (a)..................       68,150
   25,300 Michael Foods, Inc. ................................      619,850
   62,100 Nabisco Group Holdings Corp. .......................    1,610,719
   12,400 The News Corp. Ltd. ADR ............................      589,000
   37,000 The Pepsi Bottling Group, Inc. .....................    1,079,937
   14,500 PepsiCo, Inc. ......................................      644,344
   16,600 Philip Morris Cos. Inc. ............................      440,937
   36,800 Safeway Inc. (a)....................................    1,660,600
   37,500 Tyson Foods, Inc., Class A Shares...................      328,125
                                                                 ----------
                                                                 10,197,199
                                                                 ----------

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

  Shares                        Security                          Value

------------------------------------------------------------------------------
 Energy -- 8.4%
   32,500 3TEC Energy Corp. (a)...............................  $  325,000
    8,900 Caminus Corp. (a)...................................     218,050
   16,800 Conoco Inc., Class B Shares ........................     412,650
   12,300 Devon Energy Corp. .................................     691,106
   21,600 Paradigm Geophysical Ltd. (a).......................     129,600
   11,600 R&B Falcon Corp. (a)................................     273,325
   21,100 Suncor Energy, Inc. ................................     491,894
   78,200 Tesoro Petroleum Corp. (a)..........................     791,775
                                                                ----------
                                                                 3,333,400
                                                                ----------
 Financial Services -- 6.9%
   16,500 The Bank of New York Co., Inc. .....................     767,250
   20,700 Banknorth Group, Inc. ..............................     316,969
    8,400 Comerica Inc. ......................................     376,950
   12,300 FleetBoston Financial Corp. ........................     418,200
   18,600 Mercantile Bankshares Corp. ........................     554,512
   12,200 Protective Life Corp. ..............................     324,825
                                                                ----------
                                                                 2,758,706
                                                                ----------
 Health Care -- 6.0%
          Health Management Associates, Inc., Class A Shares
   16,600 (a).................................................     216,838
   12,300 Merck & Co., Inc. ..................................     942,488
   14,900 Novartis AG, ADR (a)................................     596,000
    4,300 Nycomed Amersham PLC, Sponsored ADR.................     210,700
    8,200 Schering-Plough Corp. ..............................     414,100
                                                                ----------
                                                                 2,380,126
                                                                ----------
 Technology -- 14.4%
   18,700 3Com Corp. (a)......................................   1,077,588
    8,300 Advanced Micro Devices, Inc. (a)....................     641,175
   14,300 ASM International N.V. (a)..........................     378,950
   16,600 Compaq Computer Corp. ..............................     424,338
    5,000 Comverse Technology, Inc. (a).......................     465,000
   13,500 Cypress Semiconductor Corp. (a).....................     570,375
   16,400 Digital Microwave Corp. (a).........................     625,250
      200 Exfo Electro-Optical Engineering Inc. (a)...........       8,775
    3,700 International Business Machines Corp. ..............     405,381
   13,100 Latitude Communications, Inc. (a)...................     146,556
      600 Marvell Technology Group Ltd. (a)...................      34,200
      100 Netease.com, Inc., ADR (a)..........................       1,213
   14,600 Organic, Inc. (a)...................................     142,350
      900 Plantronics Inc. (a)................................     103,950
    6,200 Seagate Technology, Inc. (a)........................     341,000
   20,500 SpeedFam-IPEC, Inc. (a).............................     372,844
                                                                ----------
                                                                 5,738,945
                                                                ----------
          TOTAL COMMON STOCK
          (Cost -- $32,880,308)...............................  36,449,531
                                                                ----------


                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

    Face
   Amount                          Security                            Value

-------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS -- 1.8%
 Consumer Cyclicals -- 1.1%
            Sunbeam Corp., Sr. Sub. Debentures:
 $1,000,000 Zero coupon due 3/25/18 (d)...........................  $   162,500
  1,750,000 Zero coupon due 3/25/18 ..............................      284,375
                                                                    -----------
                                                                        446,875
                                                                    -----------
 Energy -- 0.7%
    455,000 Friede Goldman Halter Inc., 4.500% due 9/15/04........      275,844
                                                                    -----------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $732,508)....................................      722,719
                                                                    -----------
 CORPORATE BONDS -- 1.4%
 Capital Goods -- 1.3%
            Harnischfeger Industries, Inc., Debentures:
    160,000 8.900% due 3/1/22 (a)(e)..............................       61,600
    175,000 8.700% due 6/15/22 (a)(e).............................       67,375
    950,000 7.250% due 12/15/25 (a)(e)............................      365,750
     40,000 6.875% due 2/15/27 (a)(e).............................       15,400
                                                                    -----------
                                                                        510,125
                                                                    -----------
 Consumer Cyclicals -- 0.0%
     15,000 Breed Technologies Inc., Sr. Sub. Notes, 9.250% due
            4/15/08 (d)...........................................          169
                                                                    -----------
 Financial Services -- 0.1%
            Contifinancial Corp., Sr. Notes:
    125,000 7.500% due 3/15/02 (a)(e).............................       15,625
    195,000 8.125% due 4/1/08 (a)(e)..............................       24,375
                                                                    -----------
                                                                         40,000
                                                                    -----------
            TOTAL CORPORATE BONDS
            (Cost -- $649,341)....................................      550,294
                                                                    -----------
 Contracts

-------
 PURCHASED OPTIONS (a) -- 0.2%
         99 DoubleClick Inc., Put @ 35, Expire 7/22/00............       22,584
         20 Interactive Index, Put @ 450, Expire 7/22/00..........       16,750
          4 Interactive Index, Put @ 480, Expire 7/22/00..........        6,700
          8 Interactive Index, Put @ 400, Expire 8/19/00..........        7,000
          8 S&P 500 Index, Put @ 1400, Expire 7/22/00.............        5,300
          8 S&P 500 Index, Put @ 1420, Expire 7/22/00.............        9,700
                                                                    -----------
            TOTAL PURCHASED OPTIONS
            (Cost -- $103,067)....................................       68,034
                                                                    -----------
 Face
 Amount

-------
 REPURCHASE AGREEMENT -- 5.1%
 $2,026,000 SBC Warburg Dillon Read Inc., 6.550% due 7/3/00;
            Proceeds at maturity -- $2,027,106;
            (Fully collateralized by U.S. Treasury Bonds, 8.875%
            due 8/15/17; Market value -- $2,067,158)
            (Cost -- $2,026,000)..................................    2,026,000
                                                                    -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $36,391,224*)................................  $39,816,578
                                                                    ===========

------
(a) Non-income producing security.
(b) On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
(c) Fair valued at June 30, 2000.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e) Security is currently in default.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in this schedule:
    ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

ASSETS:
 Investments, at value (Cost -- $36,391,224)....................... $39,816,578
 Cash..............................................................         175
 Receivable for securities sold....................................      74,071
 Dividend and interest receivable..................................      36,698
 Deferred organization costs.......................................      16,450
                                                                    -----------
 Total Assets......................................................  39,943,972
                                                                    -----------
LIABILITIES:
 Payable for securities purchased..................................     305,844
 Management fees payable...........................................      22,740
 Administration fees payable.......................................       1,560
 Accrued expenses..................................................      16,097
                                                                    -----------
 Total Liabilities.................................................     346,241
                                                                    -----------
 Total Net Assets.................................................. $39,597,731
                                                                    ===========
NET ASSETS:
 Par value of capital shares....................................... $     2,523
 Capital paid in excess of par value...............................  34,048,703
 Undistributed net investment income...............................     113,353
 Accumulated net realized gain from security transactions and
  options..........................................................   2,007,798
 Net unrealized appreciation on investments........................   3,425,354
                                                                    -----------
Total Net Assets................................................... $39,597,731
                                                                    ===========
Shares Outstanding.................................................   2,523,025
                                                                    -----------
Net Asset Value, per share.........................................      $15.69
                                                                    -----------

                       See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 2000 (unaudited)

INVESTMENT INCOME:
 Dividends.........................................................  $  159,461
 Interest..........................................................      90,121
 Less: Foreign withholding tax.....................................        (532)
                                                                     ----------
 Total Investment Income...........................................     249,050
                                                                     ----------
EXPENSES:
 Management fees (Note 2)..........................................     115,342
 Audit and legal...................................................      10,865
 Shareholder communications........................................      10,443
 Custody...........................................................       8,918
 Administration fees (Note 2)......................................       6,785
 Shareholder and system servicing fees.............................       3,671
 Amortization of deferred organization costs.......................       3,114
 Directors' fees...................................................       2,366
 Registration fees.................................................       1,238
 Other.............................................................       1,647
                                                                     ----------
 Total Expenses....................................................     164,389
 Less: Management fee waiver (Note 2)..............................     (28,692)
                                                                     ----------
 Net Expenses......................................................     135,697
                                                                     ----------
Net Investment Income..............................................     113,353
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
 (NOTES 3 AND 5):
 Realized Gain (Loss) From:
 Security transactions (excluding short-term securities)...........   2,105,203
 Options purchased.................................................     (46,253)
 Options written...................................................      31,264
                                                                     ----------
 Net Realized Gain.................................................   2,090,214
                                                                     ----------
 Change in Net Unrealized Appreciation of Investments:.............
 Beginning of period...............................................   1,347,506
 End of period.....................................................   3,425,354
                                                                     ----------
 Increase in Net Unrealized Appreciation...........................   2,077,848
                                                                     ----------
Net Gain on Investments and Options................................   4,168,062
                                                                     ----------
Increase in Net Assets From Operations.............................  $4,281,415
                                                                     ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                         2000         1999
                                                      -----------  -----------
OPERATIONS:
 Net investment income............................... $   113,353  $    71,981
 Net realized gains..................................   2,090,214      853,176
 Increase in net unrealized appreciation.............   2,077,848      866,650
                                                      -----------  -----------
 Increase in Net Assets From Operations..............   4,281,415    1,791,807
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...............................         --       (71,981)
 Net realized gains..................................    (495,032)    (438,071)
                                                      -----------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders.......................................    (495,032)    (510,052)
                                                      -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 9):
 Net proceeds from sale of shares....................  21,116,577   13,806,423
 Net asset value of shares issued for reinvestment of
  dividends..........................................     495,032      510,052
 Cost of shares reacquired...........................  (1,989,628)  (3,698,746)
                                                      -----------  -----------
 Increase in Net Assets From Fund Share
  Transactions.......................................  19,621,981   10,617,729
                                                      -----------  -----------
Increase in Net Assets...............................  23,408,364   11,899,484
NET ASSETS:
 Beginning of period.................................  16,189,367    4,289,883
                                                      -----------  -----------
 End of period*...................................... $39,597,731  $16,189,367
                                                      ===========  ===========
*Includes undistributed net investment income of:....    $113,353          --
                                                      ===========  ===========

                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Capital Fund ("Fund") is a separate non-diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios:
Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five-year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.85% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 2000, SBAM waived a portion of the management fees payable by the Fund amounting to $28,692.

Notes to Financial Statements
(unaudited) (continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $54 from the Fund.

3. Investments

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases........................................................... $31,174,788
                                                                     ===========
Sales............................................................... $11,587,530
                                                                     ===========

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...................................... $ 5,682,675
Gross unrealized depreciation......................................  (2,257,321)
                                                                    -----------
Net unrealized appreciation........................................ $ 3,425,354
                                                                    ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2000, the Fund had purchased put options with a total cost of $103,067.

Notes to Financial Statements
(unaudited) (continued)

When the Fund writes a call or put option, an amount equal to the premium re-ceived by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing pur-chase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying secu-rity, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exer-cised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written put option transactions occurred during the six months ended June 30, 2000:

                                                             Number of
                                                             Contracts Premiums
                                                             --------- --------
Options written, outstanding at December 31, 1999..........      --    $     0
Options written during the six months ended June 30, 2000..      14     55,956
Options canceled in closing purchase transactions..........     (14)   (55,956)
                                                                ---    -------
Options written, outstanding at June 30, 2000..............      --    $     0
                                                                ===    =======


6. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash and other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000 the Fund did not hold any when-issued securities.

7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund did not hold any TBA securities.

Notes to Financial Statements
(unaudited) (continued)

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash and other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2000 the Fund did not have any securities on loan.

9. Capital Stock

At June 30, 2000 the Series had 10,000,000,000 shares of capital stock autho-rized with a par value of $0.001 per share. Each share represents an equal pro-portionate interest and has an equal entitlement to any dividends and distribu-tions made by the Fund.

Transactions in shares were as follows:

                         Six Months Ended    Year Ended
                          June 30, 2000   December 31, 1999
                         ---------------- -----------------
Shares sold.............    1,444,504         1,068,547
Shares issued on
 reinvestment of
 dividends..............       31,835            37,504
Shares reacquired.......     (137,696)         (292,353)
                            ---------         ---------
Net Increase............    1,338,643           813,698
                            =========         =========

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, except where noted:

                                                  2000(1)     1999    1998(2)
                                                  -------    -------  -------
Net Asset Value, Beginning of Period............. $ 13.67    $ 11.57  $10.00
                                                  -------    -------  ------
Income From Operations:
 Net investment income (3).......................    0.04       0.07    0.09
 Net realized and unrealized gains...............    2.21       2.49    1.72
                                                  -------    -------  ------
 Total Income From Operations....................    2.25       2.56    1.81
                                                  -------    -------  ------
Less Distributions From:
 Net investment income...........................      --     (0.07)   (0.09)
 Net realized gains..............................  (0.23)     (0.39)   (0.15)
                                                  -------    -------  ------
 Total Distributions.............................  (0.23)     (0.46)   (0.24)
                                                  -------    -------  ------
Net Asset Value, End of Period................... $ 15.69    $ 13.67  $11.57
                                                  =======    =======  ======
Total Return (4).................................   16.47%++   22.08%  18.12%++
Net Assets, End of Period (000s)................. $39,598    $16,189  $4,290
Ratios to Average Net Assets:
 Expenses (3)(5).................................    1.00%+     1.00%   1.00%+
 Net investment income...........................    0.84%+     0.99%   1.35%+
Portfolio Turnover Rate..........................      45%       119%    116%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all or a part of its management fees for the six months ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $13,177 and $33,776 in expenses for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived or ex-penses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                           Net Investment Income Expense Ratios Without Fee
                            Per Share Decreases  Waivers and Reimbursement
                           --------------------- --------------------------
          2000............         $0.01                    1.21%+
          1999............          0.06                    1.99
          1998............          0.15                    3.26+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Broth-ers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not ex-ceed 1.00%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                     (This page intentionally left blank.)

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

CUSTODIAN
      PFPC Trust Company
      17th and Chestnut Streets
      Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLC
      1177 Avenue of the Americas
      New York, New York 10036


Directors
CHARLES F. BARBER
      Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
      Consultant, Colman Consulting
DANIEL P. CRONIN
      Vice President--General Counsel,
      Pfizer International Inc.
HEATH B. MCLENDON
      Chairman and President;
      Managing Director, Salomon Smith Barney Inc.
      President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

Officers

HEATH B. MCLENDON
      Chairman and President
LEWIS E. DAIDONE
      Executive Vice President and Treasurer
ROSS S. MARGOLIES
      Executive Vice President
BETH A. SEMMEL
      Vice President
PETER J. WILBY
      Executive Vice President
GEORGE J. WILLIAMSON
      Executive Vice President
JOHN B. CUNNINGHAM
      Vice President
ANTHONY PACE
      Controller
CHRISTINA T. SYDOR
      Secretary

                             ----------------
                               Salomon Brothers
                                 ----------------
                                    Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

SALOMON BROTHERS

Variable Series Funds Inc

Semi-
Annual
Report
2000
JUNE 30, 2000


 .    TOTAL RETURN FUND

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You


Dear Shareholder:

We are pleased to provide the semi-annual report for the Salomon Brothers Variable Total Return Fund ("Fund") for the period ended June 30, 2000. This letter discusses general economic and market conditions as well as major Fund developments during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Investment Strategy and Performance Update

The Fund seeks to obtain above-average income compared to a portfolio that invests only in stocks. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income by investing in a variety of asset classes including stocks, bonds and short-term obligations. For the six months ended June 30, 2000, the Fund generated a return of 3.13%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(1) returned a negative 0.43% for the period. In addition, a return for a hypothetical Index consisting of a 50% weighting of the Salomon Smith Barney Broad Investment Grade ("BIG") Bond Index(2) and 50% weighting of the S&P 500(3) returned 1.87% for the same time period. (Please note that an investor cannot invest directly in an index.)

Market Update and Outlook

In the first half of 2000, the common stock sector continued to emphasize high quality companies in growth industries including communications, pharmaceutical, energy, consumer brands and technology. The fixed-income segment represents approximately 50% of the portfolio in order to reduce overall risk and provide added income potential.

As the Federal Reserve Board ("Fed") moves to slow the economy, we anticipate moderate growth in the U.S. and continuing improvement in most of the major overseas countries. Earnings for U.S. companies should be restrained somewhat during the coming year.

_________________
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.

2 The Salomon Smith Barney BIG Bond Index includes institutionally traded U.S.
  Treasury bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.

3 The 50% Salomon Smith Barney BIG Bond Index and 50% S&P 500 consists of domestic corporate, government and agency securities and 500 widely held common stocks.

In a period of economic growth, the common stock portfolio is being positioned in companies with financial strength and in areas where we believe product demand will be firm. As of June 30, 2000, the largest holdings of common stock, in order of size were IBM, Pfizer, Coca-Cola, Anheuser-Busch, Merck, McDonald's, Johnson & Johnson and General Electric. Please keep in mind, portfolio holdings are subject to change.

Thank you for your investment in the Salomon Brothers Variable Total Return Fund. We look forward to helping you pursue your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon           /s/ George J. Williamson


Heath B. McLendon               George J. Williamson
Chairman and President          Executive Vice President

July 25, 2000

The following graph depicts the performance of the Total Return Fund versus the Salomon Smith Barney Broad Investment Grade Bond Index, the Standard & Poor's 500 Stock Index and the 50% Salomon Smith Barney Broad Investment Grade Bond and 50% Standard & Poor's 500 Stock Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
SALOMON BROTHERS VARIABLE TOTAL RETURN FUND
Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment Grade Bond Index, Standard & Poor's 500 Stock Index and 50% Salomon Smith Barney Broad Investment Grade Bond and 50% Standard & Poor's 500 Stock Index
--------------------------------------------------------------------------------

                                    [GRAPH]


                                                                 50% SSB Broad
                                              SSB Broad        Investment Grade
             Total Return      S&P 500       Investment        Bond and 50% S&P
                Fund         Stock Index   Grade Bond Index    500 Stock Index
             ------------    -----------   ----------------    ----------------
  2/17/98      10,000           10,000           10,000           10,000
   Jun-98      10,260           11,149           10,271           10,710
   Dec-98      10,583           12,177           10,741           11,459
   Jun-99      11,092           13,680           10,592           12,136
   Dec-99      10,666           14,733           10,651           12,692
  6/30/00      10,999           14,668           11,069           12,868

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                                 Net Asset Value
                              ----------------------
                              Beginning       End        Income      Capital Gain      Return      Total
Period Ended                  of Period    of Period    Dividends    Distributions   of Capital   Returns+
==========================================================================================================
6/30/00                         $10.23       $10.55       $0.00          $0.00          $0.00      3.13%++
----------------------------------------------------------------------------------------------------------
12/31/99                         10.40        10.23        0.24           0.00           0.01      0.78
----------------------------------------------------------------------------------------------------------
Inception* -- 12/31/98           10.00        10.40        0.15           0.03           0.00      5.83++
==========================================================================================================
                                                          $0.39          $0.03          $0.01
==========================================================================================================

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------
Six Months Ended 6/30/00++                                                3.13%
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       (0.83)
--------------------------------------------------------------------------------
Inception* through 6/30/00                                                4.11
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------
Inception* through 6/30/00                                                9.99%
================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may be revised or terminated.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*     Inception date is February 17, 1998.

Schedule of Investments
June 30, 2000 (unaudited)

   Shares                           Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 47.9%

 Basic Industries -- 0.1%
      5,900 USEC Inc. .............................................   $   27,288
                                                                      ----------

 Capital Goods -- 1.7%
      1,300 Cooper Industries, Inc. ...............................       42,330
      4,800 General Electric Co. ..................................      254,400
      2,000 Honeywell International Inc. ..........................       67,375
                                                                      ----------
                                                                         364,105
                                                                      ----------

 Communications -- 4.6%
      4,650 AT&T Corp. ............................................      147,055
      1,800 BCE Inc. ..............................................       42,862
      2,600 Bell Atlantic Corp. (a)................................      150,412
      2,826 Nortel Networks Corp. .................................      192,875
      2,600 Qwest Communications International Inc. ...............      222,950
      2,300 SBC Communications Inc. ...............................       99,475
      2,650 WorldCom, Inc. (b).....................................      121,568
                                                                      ----------
                                                                         977,197
                                                                      ----------
 Consumer Cyclicals -- 2.8%
      4,100 Costco Wholesale Corp. ................................      135,300
      1,174 DaimlerChrysler AG.....................................       61,121
      2,300 Eastman Kodak Co. .....................................      136,850
      5,000 Kmart Corp. ...........................................       34,063
      2,100 Sears, Roebuck & Co. ..................................       68,513
      2,800 Wal-Mart Stores, Inc. .................................      161,350
                                                                      ----------
                                                                         597,197
                                                                      ----------
 Consumer Non-Cyclicals -- 11.6%
      4,300 Anheuser-Busch Companies, Inc..........................      321,156
      4,100 Avon Products, Inc. ...................................      182,450
      5,700 The Coca-Cola Co. .....................................      327,394
      1,966 Delhaize America, Inc., Class B Shares.................       30,227
      5,000 The Gillette Co. ......................................      174,688
      3,600 H.J. Heinz Co. ........................................      157,500
      5,600 Hormel Foods Corp. ....................................       94,150
      1,800 Kimberly-Clark Corp. ..................................      103,275
      7,900 McDonald's Corp. ......................................      260,206
      2,400 The News Corp. Ltd., ADR (b)...........................      114,000
      5,100 PepsiCo, Inc. .........................................      226,631
      3,700 The Procter & Gamble Co. ..............................      211,825
      2,100 Ralston-Ralston Purina Group...........................       41,869
      3,200 Safeway Inc. (b).......................................      144,400
      4,600 Sara Lee Corp. ........................................       88,838
                                                                      ----------
                                                                       2,478,609
                                                                      ----------

 Energy -- 2.8%
      1,400 Amerada Hess Corp. ....................................       86,450
      1,794 BP Amoco PLC, ADR......................................      101,473
      1,600 Exxon Mobil Corp. .....................................      125,600
      1,700 Royal Dutch Petroleum Co. .............................      104,656
      2,500 Schlumberger Ltd. .....................................      186,563
                                                                      ----------
                                                                         604,742
                                                                      ----------
 Financial Services -- 6.4%
      8,200 The Allstate Corp......................................      182,450
      1,255 American International Group, Inc......................      147,463

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

   Shares                          Security                             Value

--------------------------------------------------------------------------------
 Financial Services -- 6.4% (continued)
      3,500 Associates First Capital Corp. .......................   $    78,094
      2,778 Bank of America Corp. ................................       119,454
         96 Berkshire Hathaway Inc., Class B Shares (b)...........       168,960
      3,000 Chase Manhattan Corp. ................................       138,188
      1,800 The Chubb Corp. ......................................       110,700
      1,600 CIGNA Corp. ..........................................       149,600
      3,000 First Union Corp. ....................................        74,438
      2,200 FleetBoston Financial Corp. ..........................        74,800
      4,700 Horace Mann Educators Corp. ..........................        70,500
      1,900 Mercantile Bankshares Corp. ..........................        56,644
                                                                     -----------
                                                                       1,371,291
                                                                     -----------

 Health Care -- 8.6%
      4,600 Abbott Laboratories...................................       204,988
      3,300 American Home Products Corp. .........................       193,875
      2,300 Bausch & Lomb Inc. ...................................       177,963
      2,400 Bristol-Myers Squibb Co. .............................       139,800
      2,500 Johnson & Johnson.....................................       254,688
      3,600 Merck & Co., Inc. ....................................       275,850
      8,600 Pfizer Inc. ..........................................       412,800
      3,570 Pharmacia Corp. ......................................       184,524
                                                                     -----------
                                                                       1,844,488
                                                                     -----------

 Technology -- 7.6%
      3,500 Alcatel SA, ADR.......................................       232,750
      5,600 Compaq Computer Corp. ................................       143,150
        700 Energizer Holdings, Inc. (b)..........................        12,775
        700 Intel Corp. ..........................................        93,581
      6,300 International Business Machines Corp. ................       690,244
      3,500 Lucent Technologies Inc. .............................       207,375
      6,500 The Reynolds & Reynolds Co., Class A Shares...........       118,625
      6,100 Xerox Corp. ..........................................       126,575
                                                                     -----------
                                                                       1,625,075
                                                                     -----------

 Transportation -- 0.9%
      2,700 Canadian National Railway Co. ........................        78,806
      1,800 Union Pacific Corp. ..................................        66,938
        600 United Parcel Services, Inc., Class B Shares..........        35,400
                                                                     -----------
                                                                         181,144
                                                                     -----------

 Utilities -- 0.8%
      2,300 American Electric Power Co., Inc. ....................        68,137
      2,800 Edison International..................................        57,400
      1,200 Reliant Energy, Inc. .................................        35,475
                                                                     -----------
                                                                         161,012
                                                                     -----------

            TOTAL COMMON STOCK
            (Cost -- $10,169,298).................................    10,232,148
                                                                     -----------

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

    Face
   Amount                          Security                            Value

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 17.9%
            U.S. Treasury Notes:
 $  290,000 6.000% due 8/15/04 (c)................................   $  287,370
    250,000 6.000% due 8/15/09 (c)................................      248,045
            U.S. Treasury Bonds:
    500,000 6.125% due 8/15/29 (c)................................      505,750
    200,000 6.250% due 5/15/30....................................      210,000
            Federal Home Loan Mortgage Corp. (FHLMC), 6.250% due
    275,000 7/15/04...............................................      267,781
            Federal National Mortgage Association (FNMA):
    440,025 6.500% due 7/1/28.....................................      414,997
    206,228 7.000% due 2/1/29.....................................      199,138
    100,000 7.000% due 15 years (d)(e)............................       98,093
    465,000 6.000% due 30 years (d)(e)............................      425,326
    360,000 7.000% due 30 years (d)(e)............................      347,400
    300,000 7.500% due 30 years (d)(e)............................      295,779
    525,000 8.000% due 30 years (d)(e)............................      527,131
                                                                     ----------
            TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
            (Cost -- $3,893,504)..................................    3,826,810
                                                                     ----------

 CORPORATE BONDS & NOTES -- 10.1%
 Basic Industries -- 0.7%
     50,000 Raytheon Co., Notes, 6.150% due 11/1/08...............       44,437
    100,000 USX Corp., Notes, 7.200% due 2/15/04..................       98,375
                                                                     ----------
                                                                        142,812
                                                                     ----------

 Capital Goods -- 0.3%
     75,000 Tyco International Group, 6.125% due 1/15/09..........       66,938
                                                                     ----------

 Consumer Cyclicals -- 1.2%
            DaimlerChrysler N.A. Holding Corp., Medium-Term Notes,
    150,000 Company Guaranteed, 7.750% due 5/27/03................      151,125
    100,000 Wal-Mart Stores, Inc., Notes, 7.550% due 2/15/30......      102,500
                                                                     ----------
                                                                        253,625
                                                                     ----------

 Energy -- 1.0%
    150,000 Duke Energy Corp., Sr. Notes, 7.375% due 3/1/10.......      147,750
     75,000 Union Oil Co., 7.350% due 6/15/09.....................       72,938
                                                                     ----------
                                                                        220,688
                                                                     ----------

 Financial/Leasing -- 4.7%
    300,000 Bank of America Corp., Sr. Notes, 7.875% due 5/16/05..      303,750
            Countrywide Home Loan, Co., Medium-Term Notes, 6.250%
     50,000 due 4/15/09...........................................       43,812
            Fremont General Corp., Series B, Sr. Notes, 7.700% due
    100,000 3/17/04...............................................       42,500
            Lehman Brothers Holdings Inc., Sr. Sub. Notes, 7.250%
    175,000 due 4/15/03...........................................      172,813
            Morgan Stanley Dean Witter & Co., Notes, 7.750% due
    150,000 6/15/05...............................................      150,938
    150,000 Paine Webber Group Inc., 7.625% due 12/1/09...........      141,938
    150,000 Sears Roebuck Acceptance Corp., 7.000% due 6/15/07....      141,750
                                                                     ----------
                                                                        997,501
                                                                     ----------
 Media & Telecommunications -- 1.1%
            A.H. Belo Corp., Sr. Debentures, 7.250% due 9/15/27
     90,000 (c)...................................................       74,025
     75,000 GTE Corp., Debentures, 6.940% due 4/15/28 (c).........       66,468
    100,000 Sprint Capital Corp., 5.700% due 11/15/03.............       94,875
                                                                     ----------
                                                                        235,368
                                                                     ----------
 Real Estate Investment Trust -- 0.5%
    100,000 Spieker Properties, Inc. LP, 7.250% due 5/1/09........       93,250
                                                                     ----------

 Services & Other -- 0.6%
    140,000 Cendant Corp., 7.750% due 12/1/03 (c).................      135,275
                                                                     ----------

            TOTAL CORPORATE BONDS & NOTES
            (Cost -- $2,261,683)..................................    2,145,457
                                                                     ----------


                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

    Face
   Amount                          Security                            Value

-------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES -- 2.7%
            Contimortgage Home Equity Loan Trust, Series 1998-2,
 $  141,266 Class A3, 6.130% due 3/15/13.........................   $   140,552
            NationsBank Credit Card Master Trust, Series 1995-1,
    250,000 Class A, 6.450% due 4/15/03..........................       249,865
            Soundview Home Equity Loan Trust, Series 2000-1,
    175,000 Class A1F, 8.640% due 5/25/30........................       176,536
                                                                    -----------
            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $567,102)...................................       566,953
                                                                    -----------

 COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.9%
            Commercial Mortgage Asset Trust, Series 1999-C1,
     75,000 Class C, 7.350% due 8/17/13..........................        70,710
            LB Commercial Conduit Mortgage Trust, Series 1999-C1,
    125,000 Class A2, 6.780% due 4/15/09.........................       119,718
                                                                    -----------
            TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
            (Cost -- $195,333)...................................       190,428
                                                                    -----------
            SUB-TOTAL INVESTMENTS
            (Cost -- $17,086,920)................................    16,961,796
                                                                    -----------

 REPURCHASE AGREEMENT -- 20.5%
  4,375,000 SBC Warburg Dillon Read Inc., 6.550% due 7/3/00;
             Proceeds at maturity -- $4,377,388; (Fully
             collateralized by
             U.S. Treasury Bonds, 13.875% due 5/15/01; Market
             value -- $4,463,250) (Cost -- $4,375,000) (c).......     4,375,000
                                                                    -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $21,461,920*)...............................   $21,336,796
                                                                    ===========

------

(a) On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
(b) Non-income producing security.
(c) All or part of the security is segregated as collateral for mortgage dollar rolls/TBAs.
(d) Mortgage Dollar Roll (See Note 9).
(e) Security is issued on a to-be-announced ("TBA") basis (See Note 8).
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ----------------------------------
  ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

ASSETS:
 Investments, at value (Cost -- $17,086,920)....................... $16,961,796
 Repurchase agreement, at value (Cost -- $4,375,000)...............   4,375,000
 Cash..............................................................         194
 Dividends and interest receivable.................................      93,328
 Deferred organization costs.......................................      16,450
                                                                    -----------
 Total Assets......................................................  21,446,768
                                                                    -----------
LIABILITIES:
 Payable for securities purchased..................................   1,689,185
 Management fees payable...........................................       8,300
 Administration fees payable.......................................         799
 Accrued expenses..................................................      26,768
                                                                    -----------
 Total Liabilities.................................................   1,725,052
                                                                    -----------
 Total Net Assets.................................................. $19,721,716
                                                                    ===========
NET ASSETS:
 Par value of capital shares....................................... $     1,870
 Capital paid in excess of par value...............................  19,529,808
 Undistributed net investment income...............................     439,005
 Accumulated net realized loss from security transactions..........    (123,843)
 Net unrealized depreciation of investments........................    (125,124)
                                                                    -----------
 Total Net Assets.................................................. $19,721,716
                                                                    ===========
Shares Outstanding.................................................   1,870,079
                                                                    -----------
Net Asset Value, per share.........................................      $10.55
                                                                    -----------

                       See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 2000 (unaudited)

INVESTMENT INCOME:
 Interest...........................................................  $ 285,744
 Dividends..........................................................    244,673
 Less: Foreign withholding tax......................................     (1,144)
                                                                      ---------
 Total Investment Income............................................    529,273
                                                                      ---------
EXPENSES:
 Management fees (Note 2)...........................................     72,215
 Shareholder communications.........................................     12,431
 Audit and legal....................................................     10,938
 Shareholder and system servicing fees..............................      6,618
 Administration fees (Note 2).......................................      4,513
 Amortization of deferred organization costs........................      3,114
 Custody............................................................      2,393
 Directors' fees....................................................      2,366
 Registration fees..................................................      1,745
 Other..............................................................      2,100
                                                                      ---------
 Total Expenses.....................................................    118,433
 Less: Management fee waiver (Note 2)...............................    (28,165)
                                                                      ---------
 Net Expenses.......................................................     90,268
                                                                      ---------
Net Investment Income...............................................    439,005
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
 Net Realized Gain From Security Transactions (excluding short-term securities):
 Proceeds from sales................................................  3,730,626
 Cost of securities sold............................................  3,728,504
                                                                      ---------
 Net Realized Gain..................................................      2,122
                                                                      ---------
 Change in Net Unrealized Depreciation of Investments:
 Beginning of period................................................   (259,441)
 End of period......................................................   (125,124)
                                                                      ---------
 Decrease in Net Unrealized Depreciation............................    134,317
                                                                      ---------
Net Gain on Investments.............................................    136,439
                                                                      ---------
Increase in Net Assets From Operations..............................  $ 575,444
                                                                      =========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                          2000         1999
                                                       -----------  -----------
OPERATIONS:
 Net investment income...............................  $   439,005  $   412,045
 Net realized gain (loss)............................        2,122     (127,687)
 (Increase) decrease in net unrealized depreciation..      134,317     (388,274)
                                                       -----------  -----------
 Increase (Decrease) in Net Assets From Operations...      575,444     (103,916)
                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...............................           --     (411,266)
 Net realized gains..................................           --         (296)
 Capital.............................................           --      (13,504)
                                                       -----------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders.......................................           --     (425,066)
                                                       -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 13):
 Net proceeds from sale of shares....................    5,624,298   15,352,257
 Net asset value of shares issued for reinvestment of
  dividends..........................................           --      422,553
 Cost of shares reacquired...........................   (4,061,839)  (3,632,987)
                                                       -----------  -----------
 Increase in Net Assets From Fund Share
  Transactions.......................................    1,562,459   12,141,823
                                                       -----------  -----------
Increase in Net Assets...............................    2,137,903   11,612,841
NET ASSETS:
 Beginning of period.................................   17,583,813    5,970,972
                                                       -----------  -----------
 End of period*......................................  $19,721,716  $17,583,813
                                                       ===========  ===========
* Includes undistributed net investment income of: ..     $439,005           --
                                                       ===========  ===========

Statement of Cash Flows
For the Six Months Ended June 30, 2000 (unaudited)

CASH FLOWS USED BY OPERATING ACTIVITIES:
 Purchases of long-term portfolio investments..................... $(4,509,782)
 Proceeds from disposition of long-term portfolio investments and
  principal paydowns..............................................   3,857,261
 Net purchases of short-term portfolio investments................  (1,248,000)
                                                                   -----------
                                                                    (1,900,521)
 Net investment income............................................     439,005
 Amortization of net premium/discount on investments..............      (2,579)
 Amortization of organization expenses............................       3,114
 Net change in receivables/payables related to operations.........      12,928
                                                                   -----------
 Net Cash Flows Used By Operating Activities......................  (1,448,053)
                                                                   -----------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
 Proceeds from sale of shares.....................................   5,624,298
 Cost of shares reacquired........................................  (4,145,610)
 Decrease in dollar roll transactions.............................     (31,390)
                                                                   -----------
 Net Cash Flows Provided By Financing Activities..................   1,447,298
                                                                   -----------
Net Decrease in Cash..............................................        (755)
Cash, Beginning of Period.........................................         949
                                                                   -----------
Cash, End of Period............................................... $       194
                                                                   ===========

      Statement of Cash Flows
                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Total Return Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to obtain above-average income (as compared to a portfolio entirely invested in equity securities). The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market markers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue and market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.80% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 2000, SBAM waived a portion of its management fees amounting to $28,165.

Notes to Financial Statements
(unaudited) (continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has dele-gated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement be-tween SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2000, Salomon Smith Barney Inc., another subsidiary of SSBH, did not receive any brokerage commissions from the Fund.

3. Investments

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases:
  U.S. government agencies & obligations.......................... $   476,712
  Other investment securities.....................................   3,431,077
                                                                   -----------
                                                                   $ 3,907,789
                                                                   ===========
Sales:
  U.S. government agencies & obligations.......................... $   178,488
  Other investment securities.....................................   3,552,138
                                                                   -----------
                                                                   $ 3,730,626
                                                                   ===========

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation..................................... $ 1,166,375
Gross unrealized depreciation.....................................  (1,291,499)
                                                                   -----------
Net unrealized depreciation....................................... $  (125,124)
                                                                   ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will segregate cash or other liquid securities with re-spect to the reverse repurchase agreements.

During the six months ended June 30, 2000, the Fund did not enter into any re-verse repurchase agreements.

Notes to Financial Statements
(unaudited) (continued)

6. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2000, the Fund did not have any open purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium re-ceived by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing pur-chase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying secu-rity, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exer-cised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writ-ing a covered call option is that the Fund gives up the opportunity to partici-pate in any increase in the price of the underlying security beyond the exer-cise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2000, the Fund did not write any call or put option contracts.

7. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund did not hold any when-issued securities.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund held TBA securities with a total cost of $1,713,049.

Notes to Financial Statements
(unaudited) (continued)

9. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the six months ended June 30, 2000 was approximately $1,804,000.

10. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2000, the Fund did not have any securities on loan.

11. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At June 30, 2000, the Fund did not have any investments in loan participations.

12. Capital Loss Carryforward

At December 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $12,300, available to offset future capital gains through December 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

Notes to Financial Statements
(unaudited) (continued)

13. Capital Stock

At June 30, 2000, the Series had 10,000,000,000 shares of capital stock autho-rized with a par value of $0.001 per share. Each share represents an equal pro-portionate interest and has an equal entitlement to any dividends and distribu-tions made by the Fund.

Transactions in shares were as follows:

                         Six Months Ended    Year Ended
                          June 30, 2000   December 31, 1999
                         ---------------- -----------------
Shares sold.............      548,712         1,449,515
Shares issued on
 reinvestment of
 dividends..............           --            41,305
Shares reacquired.......     (398,262)         (345,070)
                             --------         ---------
Net Increase............      150,450         1,145,750
                             ========         =========

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, except where noted:

                                                 2000(1)     1999     1998(2)
                                                 -------    -------   -------
Net Asset Value, Beginning of Period............ $ 10.23    $ 10.40   $10.00
                                                 -------    -------   ------
Income (Loss) From Operations:
 Net investment income (3)......................    0.23       0.24     0.15
 Net realized and unrealized gain (loss) .......    0.09      (0.16)    0.43
                                                 -------    -------   ------
 Total Income From Operations...................    0.32       0.08     0.58
                                                 -------    -------   ------
Less Distributions From:
 Net investment income..........................      --      (0.24)   (0.15)
 Net realized gains.............................      --      (0.00)*  (0.03)
 Capital .......................................      --      (0.01)      --
                                                 -------    -------   ------
 Total Distributions............................      --      (0.25)   (0.18)
                                                 -------    -------   ------
Net Asset Value, End of Period.................. $ 10.55    $ 10.23   $10.40
                                                 =======    =======   ======
Total Return (4)................................    3.13%++    0.78%    5.83%++
Net Assets, End of Period (000s)................ $19,722    $17,584   $5,971
Ratios to Average Net Assets:
 Expenses (3)(5)................................    1.00%+     1.00%    1.00%+
 Net investment income..........................    4.86%+     3.50%    3.57%+
Portfolio Turnover Rate.........................      22%        63%      56%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all or a part of its management fees for the six months ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $26,591 of expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                                           Expense Ratio Without
                                     Net Investment Income   Fee Waiver and/or
                                      Per Share Decreases  Expense Reimbursement
                                     --------------------- ---------------------
      2000..........................         $0.01                 1.31%+
      1999..........................          0.05                 1.65
      1998..........................          0.08                 2.90+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Broth-ers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not ex-ceed 1.00%.
 * Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

CUSTODIAN
     PFPC Trust Company
     17th and Chestnut Streets
     Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

Directors
CHARLES F. B ARBER
     Consultant; formerly Chairman;
     ASARCO Incorporated

CAROL L. C  OLMAN
     Consultant, Colman Consulting

DANIEL P. CRONIN
     Vice President-General Counsel,
     Pfizer International Inc.

HEATH B. MCLENDON
     Chairman and President;
     Managing Director, Salomon Smith Barney Inc.
     President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

Officers

HEATH B. MCLENDON
     Chairman and President

LEWIS E. DAIDONE
     Executive Vice President and Treasurer

ROSS S. MARGOLIES
     Executive Vice President

BETH A. SEMMEL
     Executive Vice President

PETER J. WILBY
     Executive Vice President

GEORGE J. WILLIAMSON
     Executive Vice President

JOHN B. CUNNINGHAM
     Vice President

ANTHONY PACE
     Controller

CHRISTINA T. SYDOR
     Secretary

                     ===================
                        Salomon Brothers
                        =====================
                             Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

SALOMON BROTHERS
     Variable Series Funds Inc

                                                       Semi-
                                                       Annual
                                                       Report
                                                       2000
                                                       June 30,2000

                                                       .    High Yield Bond Fund

                                     [LOGO]

[LOGO]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC
Our Message to You

DEAR SHAREHOLDER:
We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable High Yield Bond Fund ("Fund") for the period ended June 30, 2000. This letter will briefly discuss general economic and market conditions as well as Fund developments during the reporting period.1 A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY AND PORTFOLIO UPDATE
The Fund's primary objective is to maximize current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield fixed-income securities rated in the medium or lower rating categories or those securities determined by the manager to be of comparable quality. For the six months ended June 30, 2000, the Fund returned a negative 0.54% versus a negative 1.42% return for the Salomon Smith Barney High Yield Market Index2 over the same period.

MARKET OVERVIEW
For the six months ended June 30, 2000, the high-yield bond market returned negative 1.42% as reported by the Salomon Smith Barney High Yield Market Index. Interest rate and inflation concerns were serious issues for the high-yield bond market throughout the period.

As the Federal Reserve Board ("Fed") hiked interest rates by 25 basis points3 in February and the tech-laden Nasdaq Composite Index4 turned in a relatively strong performance early in calendar year 2000, a string of mutual fund outflows ensued as investors fled the interest rate-sensitive bond markets for the strong stock markets. As the U.S. stock markets became more volatile in March and April and the Fed announced a 50 basis point interest rate increase with a tightening bias on May 16, 2000, mutual fund outflows intensified as investors focused on the potential for further interest rate increases. Investors also increasingly considered the possibility of a cyclical downturn in the near term, which would exacerbate already high default rates.

-------------------
1 The information provided represents the opinion of the manager and is not intended to be a forecast of future results. Further, there is no assurance that certain securities will remain in or out of the portfolio.
2 The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. An investor cannot invest directly in an index.
3    A basis point is 0.01% or one one-hundredth of a percent.
4 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.

As a result, mutual fund outflows for the period totaled about $5.9 billion. In June, however, benign economic data and a more passive Fed mitigated interest rate concerns while the high absolute yields available in the high-yield bond market attracted investors from the volatile equity markets. As a result, the high-yield bond market saw in June its first month of positive mutual fund flows in 2000 and returned 2.25% for the month, according to the Salomon Smith Barney High Yield Market Index.

For the six months ended June 30, 2000, the top performing sectors in the high-yield market included telecommunications, energy, technology, utilities and gaming. Telecommunications performance was driven by explosive industry growth, continued mergers and acquisitions and stock investment activity. High product prices supported positive performance in energy. Technology's performance benefited from good fourth quarter 1999 results and the popularity of the sector in the stock markets early in the period. Utilities and gaming, which are generally composed of higher rated issuers, benefited from investors' preference for higher-quality issues.

The most significant underperforming sectors consisted of automotive, steel/metals, capital goods, leisure/lodging, supermarkets/drugstores and services/other. Automotive was adversely affected by weakness in the parts aftermarket. Steel/metal's performance was hurt by product price weakness. Additionally, automotive, steel/metals and capital goods were negatively impacted by increased cyclical concerns. Leisure/lodging was adversely affected by operating difficulties at several issuers resulting from overcapacity in the theatre operator sector. Supermarkets/drugstores performance was adversely affected by difficulties at Rite Aid and Pathmark.

In terms of credit quality, BB issues outperformed B issues, which in turn outperformed CCC issues as investors continued to favor the greater liquidity and higher credit quality offered by BB issues. BB, B and CCC issues returned 0.28%, negative 2.01% and negative 3.92%, respectively.

The Fund benefited from overweightings in energy and gaming. It was also helped by an underweighting in supermarkets/drugstores. Performance was hurt, however, by overweightings in steel/metals and capital goods and underweightings in telecommunications, technology and utilities. During the course of the period, the Fund responded to market conditions by increasing its positions in energy and gaming and reducing its positions in steel/metals and leisure/lodging.

On June 30, 2000, the high-yield bond market, as measured by the Salomon Smith Barney High Yield Market Index, yielded 12.52%, up from 11.41% at year-end 1999. The excess yield over Treasuries was 6.40%, up from 5.00% at 1999 year-end. We believe that these levels represent attractive long-term value. (Please note that past performance is not indicative of future results. Additionally, index returns are not representative of the Fund's yield.)

Going forward, we expect the high-yield market to continue to experience volatility over the course of the year primarily as a result of several technical factors, including:

     .    mutual fund flows;
     .    decreased Collateralized Bond Obligations ("CBO") demand;
     .    reduced secondary market liquidity; and
     .    continuing cyclical concerns.

In light of these conditions, we are pursuing a conservative investment strategy geared to overweighting BB credits and aggressively pursuing selective opportunities in undervalued B and CCC credits.

Thank you for your investment in the Salomon Brothers Variable High Yield Bond Fund. We look forward to helping you pursue your financial goals in the new century.

Cordially,

/s/Heath B. McLendon                        /s/Peter J. Wilby

Heath B. McLendon                           Peter J. Wilby
Chairman and President                      Executive Vice President

July 15, 2000

The following graph depicts the performance of the High Yield Bond Fund versus the Salomon Smith Barney High Yield Market Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE (unaudited)
SALOMON BROTHERS VARIABLE HIGH YIELD BOND FUND Comparison of $10,000 Investment in the Fund with Salomon Smith Barney High Yield Market Index

                                                    Salomon Brothers High-
                  High Yield Bond Fund              Yield Market Index
 5/1/98                  10,000                          10,000
 Jun-98                  10,080                          10,049
 Dec-98                  10,014                           9,902
 Jun-99                  10,338                          10,078
 Dec-99                  10,567                           9,775
6/30/00                  10,509                           9,637

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                                Net Asset Value
                                            ------------------------
                                             Beginning        End        Income      Capital Gain       Return          Total
Period Ended                                 of Period     of Period    Dividend     Distribution     of Capital       Returns+
=================================================================================================================================
6/30/00                                         $ 9.22       $9.17         $0.00          $0.00          $0.00         (0.54)%++
---------------------------------------------------------------------------------------------------------------------------------
12/31/99                                          9.58        9.22          0.88           0.00           0.01          5.56
---------------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/98                            10.00        9.58          0.43           0.00           0.00          0.14++
=================================================================================================================================
                                                                           $1.31          $0.00          $0.01
=================================================================================================================================
Average Annual Total Returns+
Six Months Ended 6/30/00++                                                                                             (0.54)%
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/00                                                                                                      1.66
---------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/00                                                                                              2.32
=================================================================================================================================
Cumulative Total Return+
Inception* through 6/30/00                                                                                              5.09%%
=================================================================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may be revised or terminated.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Inception date is May 1, 1998.

Schedule of Investments
June 30, 2000 (unaudited)

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 CORPORATE BONDS -- 63.7%

 Basic Industries -- 5.2%
 $ 40,000 AK Steel Corp., Company Guaranteed, 7.875% due 2/15/09..   $   35,700
          Glencore Nickel Property Ltd., Company Guaranteed,
  125,000 9.000% due 12/1/14......................................      104,375
          Lyondell Chemical Co., Series B, Secured Notes, 9.875%
  125,000 due 5/1/07..............................................      123,750
   50,000 Owens-Illinois Inc., Debentures, 7.500% due 5/15/10.....       42,938
          P&L Coal Holdings Corp., Series B, Sr. Sub. Notes,
   25,000 9.625% due 5/15/08......................................       23,313
   25,000 Radnor Holdings Inc., Sr. Notes, 10.000% due 12/1/03....       22,500
          Tembec Industries Inc., Company Guaranteed, 8.625% due
   50,000 6/30/09.................................................       48,250
          ZSC Specialty Chemicals PLC, Company Guaranteed.,
   50,000 11.000% due 7/1/09......................................       49,250
                                                                     ----------
                                                                        450,076
                                                                     ----------

 Consumer Cyclicals -- 3.9%
          Cole National Group, Inc., Sr. Sub. Notes, 8.625% due
   25,000 8/15/07.................................................       16,625
          HMH Properties Inc., Series B, Sr. Notes, 7.875% due
  125,000 8/1/08..................................................      112,813
  125,000 Leslie's Poolmart, Sr. Notes, 10.375% due 7/15/04.......       93,750
   25,000 Levi Strauss & Co., 7.000% due 11/1/06..................       19,125
          Pillowtex Corp., Series B, Sr. Sub. Notes, 9.000% due
   75,000 12/15/07................................................       26,250
   50,000 Tenet Healthcare Corp., Sr. Notes, 8.000% due 1/15/05...       48,250
          Vlasic Foods International Inc., Series B, Sr. Sub.
   50,000 Notes, 10.250% due 7/1/09...............................       17,750
                                                                     ----------
                                                                        334,563
                                                                     ----------

 Consumer Non-Cyclicals -- 11.7%
          American Safety Razor Corp., Series B, Sr. Notes, 9.875%
   50,000 due 8/1/05..............................................       48,250
   50,000 Columbia Healthcare Co., 6.910% due 6/15/05.............       45,750
  125,000 Delta Beverage Group, Sr. Notes, 9.750% due 12/15/03....      118,594
   50,000 Derby Cycle Corp., Sr. Notes, 10.000% due 5/15/08.......       20,250
          French Fragrance Inc., Series D, Company Guaranteed,
   50,000 10.375% due 5/15/07.....................................       47,250
          Fresenius Medical Care Capital Trust II, Company
   50,000 Guaranteed, 7.875% due 2/1/08...........................       44,625
          Harrah's Operating Co., Inc., Company Guaranteed, 7.875%
   50,000 due 12/15/05............................................       47,125
          Home Interiors & Gifts Inc., Company Guaranteed, 10.125%
   50,000 due 6/1/08..............................................       28,750
          Horseshoe Gaming LLC, Series B, Sr. Sub. Notes, 9.375%
  125,000 due 6/15/07.............................................      123,750
          Imperial Holly Corp., Sr. Sub. Notes, 9.750% due
  125,000 12/15/07................................................       24,531
   50,000 MGM Grand Inc., Company Guaranteed, 9.750% due 6/1/07...       51,125
          Mohegan Tribal Gaming, Sr. Sub. Notes, 8.750% due
   50,000 1/1/09..................................................       47,750
          North Atlantic Trading Co., Series B, Company
   50,000 Guaranteed, 11.000% due 6/15/04.........................       45,375
          Park Place Entertainment Corp., Sr. Sub. Notes, 7.875%
  125,000 due 12/15/05............................................      117,813
          Revlon Consumer Products Corp.:
   25,000 Sr. Notes, 9.000% due 11/1/06...........................       18,125
   10,000 Sr. Sub. Notes, 8.625% due 2/1/08.......................        5,100
          Station Casinos Inc., Sr. Sub. Notes, 9.875% due 7/1/10
   50,000 (a).....................................................       50,375
          Sun International Hotels Ltd., Sub. Debentures, 9.000%
   90,000 due 3/15/07.............................................       83,700
   50,000 WestPoint Stevens, Inc., Sr. Notes, 7.875% due 6/15/05..       42,000
                                                                     ----------
                                                                      1,010,238
                                                                     ----------
 Energy -- 5.7%
          Belco Oil & Gas Corp., Series B, Sr. Sub. Notes, 8.875%
   50,000 due 9/15/07.............................................       46,500
          Canadian Forest Oil Ltd., Sr. Sub. Notes, 8.750% due
  100,000 9/15/07.................................................       94,500
  100,000 Clark R&M Inc., Sr. Sub. Notes, 8.875% due 11/15/07.....       64,500
          Gulf Canada Resources Ltd., Sub. Debentures, 9.625% due
   50,000 7/1/05..................................................       51,125
          Key Energy Services Inc., Series B, Sr. Sub. Notes,
   50,000 14.000% due 1/15/09.....................................       56,500
          Ocean Energy Inc., Series B, Sr. Sub Notes, 8.875% due
   50,000 7/15/07.................................................       50,000
          Pioneer Natural Resources N.L., Company Guaranteed,
   25,000 9.625% due 4/1/10.......................................       25,844
          Plains Resources Inc., Company Guaranteed, 10.250% due
   50,000 3/15/06 (a).............................................       50,625
          Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due
   50,000 6/30/09.................................................       51,125
                                                                     ----------
                                                                        490,719
                                                                     ----------

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 Financial Services -- 1.9%
          Airplanes Pass Through Trust, Class D, Company
 $123,463 Guaranteed, 10.875% due 3/15/19.........................   $  100,300
          ContiFinancial Corp., Sr. Notes:
   50,000 7.500% due 3/15/02 (b)..................................        6,250
   75,000 8.125% due 4/1/08 (b)...................................        9,375
   50,000 Forest City Enterprises, Sr. Notes, 8.500% due 3/15/08..       45,500
                                                                     ----------
                                                                        161,425
                                                                     ----------
 Housing Related -- 1.4%
          American Standard Inc., Company Guaranteed, 7.375% due
  125,000 4/15/05.................................................      117,656
                                                                     ----------
 Manufacturing -- 9.6%
          Anchor Advanced Products, Inc., Sr. Notes, 11.750% due
   50,000 4/1/04..................................................       33,750
          Breed Technologies, Inc., Sr. Sub. Notes, 9.250% due
  100,000 4/15/08 (b)(c)..........................................        1,125
          Federal-Mogul Corp., Company Guaranteed, 7.500% due
  250,000 1/15/09.................................................      171,563
   50,000 Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09........       44,750
          High Voltage Engineering Corp., Sr. Notes, 10.500% due
   75,000 8/15/04.................................................       52,125
          Hines Horticulture Inc., Series B, Sr. Sub. Notes,
  125,000 11.750% due 10/15/05....................................      125,625
          Indesco International Inc., Sr. Sub. Notes, 9.750% due
  125,000 4/15/08.................................................       46,875
          Jordan Industries, Inc., Series D, Sr. Notes, 10.375%
   50,000 due 8/1/07..............................................       46,000
          Motors & Gears, Inc., Series D, Sr. Notes, 10.750% due
  125,000 11/15/06................................................      120,938
          Polymer Group, Inc., Series B, Sr. Sub. Notes, 8.750%
   50,000 due 3/1/08..............................................       41,750
  125,000 Sequa Corp., Sr. Notes, 9.000% due 8/1/09...............      120,625
          Tenneco Automotive Inc., Series B, Company Guaranteed,
   25,000 11.625% due 10/15/09....................................       22,375
                                                                     ----------
                                                                        827,501
                                                                     ----------
 Media & Telecommunications -- 17.0%
   50,000 Adelphia Communications Corp., Series B, Sr. Notes,
          9.875% due 3/1/07.......................................       48,000
   20,000 Centennial Cellular Operations Co., Sr. Sub. Notes,
          10.750% due 12/15/08....................................       19,525
   75,000 Century Communications Corp., Series B, Sr. Discount
          Notes, zero coupon due 1/15/08..........................       31,125
  100,000 Charter Communications Holdings LLC., Sr. Notes, 8.625%
          due 4/1/09..............................................       88,375
  125,000 CSC Holdings Inc., Sr. Debentures, 7.625% due 7/15/18...      112,344
   50,000 Global Crossing Holding Ltd., Company Guaranteed, 9.125%
          due 11/15/06............................................       48,125
  125,000 Hollinger International Publishing, Sr. Sub. Notes,
          9.250% due 2/1/06.......................................      123,906
   50,000 ICG Holdings Inc., Company Guaranteed, 12.500% due
          5/1/06..................................................       41,625
   50,000 Intermedia Communications Inc., Series B, Sr. Notes,
          8.600% due 6/1/08.......................................       46,500
   50,000 Level 3 Communications Inc., Sr. Notes, 9.125% due
          5/1/08..................................................       45,125
  200,000 Nextel Communications, Inc., Sr. Serial Redeemable
            Discount Notes, zero coupon until 2/15/03,
            9.950% thereafter, due 2/15/08........................      147,500
   50,000 NEXTLINK Communications, Inc., Sr. Notes, 10.750% due
          6/1/09..................................................       49,500
  150,000 NTL Inc., Series B, Sr. Notes, zero coupon until 4/1/03,
          9.750% thereafter, due 4/1/08...........................       94,125
   15,000 PSINet Inc., Sr. Notes, 11.000% due 8/1/09..............       13,950
   50,000 Price Communications Wireless, Inc., Series B, Company
          Guaranteed, 9.125% due 12/15/06.........................       50,750
   50,000 Rogers Cantel, Inc., Debentures, 9.375% due 6/1/08......       51,750
  125,000 Rogers Communications Inc., Sr. Notes, 8.875% due
          7/15/07.................................................      123,125
  125,000 Telewest Communication PLC, Sr. Discount Notes, zero
            coupon until 4/15/04, 9.250% thereafter, due 4/15/09..       67,813
  200,000 United International Holdings Inc., Series B, Sr.
            Secured Discount Notes, zero coupon until 2/15/03,
            10.750% thereafter, due 2/15/08.......................      141,000
  125,000 World Color Press Inc., Sr. Sub. Notes, 8.375% due
          11/15/08................................................      120,937
                                                                     ----------
                                                                      1,465,100
                                                                     ----------

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

   Face
  Amount                           Security                             Value

-------------------------------------------------------------------------------
 Services/Other -- 3.7%
          Allied Waste Industries North America Inc., Sr. Sub.
 $ 50,000 Notes, 10.000% due 8/1/09................................   $  42,000
   25,000 Aqua Chemical Inc., Sr. Sub. Notes, 11.250% due 7/1/08...      14,187
          Avis Rent A Car, Inc., Sr. Sub. Notes, 11.000% due
  125,000 5/1/09...................................................     130,938
          Crown Castle International Corp., Sr. Notes, 10.750% due
   25,000 8/1/11...................................................      25,469
   50,000 Insight Midwest, Sr. Notes, 9.750% due 10/1/09...........      49,250
   50,000 Iron Mountain Inc., Sr. Sub. Notes, 8.750% due 9/30/09...      46,250
  125,000 Safety-Kleen Corp., Sr. Sub. Notes, 9.250% due 6/1/08....      10,625
                                                                      ---------
                                                                        318,719
                                                                      ---------
 Technology -- 0.6%
   50,000 Polaroid Corp., Sr. Notes, 11.500% due 2/15/06...........      52,250
                                                                      ---------
 Transportation -- 1.9%
          Enterprise Shipholding Inc., Sr. Notes, 8.875% due
  125,000 5/1/08...................................................      70,625
          Northwest Airlines Inc., Company Guaranteed, 7.625% due
   50,000 3/15/05..................................................      44,250
   50,000 Stena AB, Sr. Notes, 8.750% due 6/15/07..................      43,875
                                                                      ---------
                                                                        158,750
                                                                      ---------
 Utilities -- 1.1%
   50,000 Azurix Corp., Sr. Notes, 10.750% due 2/15/10 (a).........      48,375
   50,000 Calpine Corp., Sr. Notes, 7.750% due 4/15/09.............      47,375
                                                                      ---------
                                                                         95,750
                                                                      ---------
          TOTAL CORPORATE BONDS
          (Cost -- $6,475,914).....................................   5,482,747
                                                                      ---------

 SOVEREIGN BONDS -- 26.9%
 Argentina -- 4.7%
          Republic of Argentina:
  125,000 11.750% due 4/7/09.......................................     116,469
   35,000 11.375% due 3/15/10......................................      31,937
  149,000 11.750% due 6/15/15......................................     135,217
   85,000 12.125% due 2/25/19......................................      80,325
   40,000 12.000% due 2/1/20.......................................      36,700
                                                                      ---------
                                                                        400,648
                                                                      ---------
 Brazil -- 5.6%
          Federal Republic of Brazil:
  176,000 14.500% due 10/15/09.....................................     186,428
   30,000 12.250% due 3/6/30.......................................      27,450
   54,182 C Bonds, 8.000% due 4/15/14..............................      39,316
  140,000 DCB, Series L, 7.000% due 4/15/12 (d)....................     103,425
   85,000 Discount Bonds, Series Z-L, 6.937% due 4/15/24 (d).......      67,256
   75,000 FLIRB, 7.375% due 4/15/09 (d)............................      58,125
                                                                      ---------
                                                                        482,000
                                                                      ---------
 Bulgaria -- 1.1%
          Republic of Bulgaria, Discount Bonds, Series A, 7.0625%
  125,000 due 7/28/24 (d)..........................................      98,750
                                                                      ---------
 Columbia -- 1.1%
          Republic of Columbia:
   95,000 9.750% due 4/23/09.......................................      74,812
   15,000 8.375% due 2/15/27.......................................       9,562
   20,000 FRN, 8.700% due 2/15/16 (d)..............................      13,100
                                                                      ---------
                                                                         97,474
                                                                      ---------

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 Croatia -- 0.5%
          Republic of Croatia, FRB, Series A, 7.0625% due 7/31/10
 $ 42,955 (d).....................................................   $   39,303
                                                                     ----------

 Ecuador -- 0.4%
  110,000 Republic of Ecuador, Par Bonds, due 2/28/25 (b).........       37,400
                                                                     ----------

 Ivory Coast -- 0.2%
  125,000 Republic of Ivory Coast, FLIRB, due 3/29/18 (b).........       20,000
                                                                     ----------

 Mexico -- 2.7%
  200,000 United Mexican States, 11.375% due 9/15/16..............      229,200
                                                                     ----------

 Panama -- 1.5%
          Republic of Panama:
   75,000 8.875% due 9/30/27......................................       63,281
   83,167 PDI Bonds, 7.0625% due 7/17/16 (d)(e)...................       68,717
                                                                     ----------
                                                                        131,998
                                                                     ----------

 Peru -- 0.5%
   75,000 Republic of Peru, FLIRB 3.750% due 3/7/17 (d)...........       45,422
                                                                     ----------

 Phillipines -- 0.6%
   60,000 Republic of the Philippines, 9.875% due 1/15/19.........       49,200
                                                                     ----------

 Poland -- 0.4%
          Republic of Poland, RSTA Bonds, 4.000% due 10/27/24
   50,000 (d).....................................................       30,094
                                                                     ----------

 Russia -- 3.8%
          Russian Government:
   30,000 11.750% due 6/10/03.....................................       27,881
  160,000 12.750% due 6/24/28.....................................      139,000
  525,000 IAN due 12/15/15 (b)(c).................................      163,078
                                                                     ----------
                                                                        329,959
                                                                     ----------

 Venezuela -- 3.8%
          Republic of Venezuela:
  125,000 13.625% due 8/15/18.....................................      116,250
  115,000 9.250% due 9/15/27......................................       75,871
  166,665 FLIRB Series A, 7.4375% due 3/31/07 (d).................      136,665
                                                                     ----------
                                                                        328,786
                                                                     ----------
          TOTAL SOVEREIGN BONDS
          (Cost -- $2,172,300)....................................    2,320,234
                                                                     ----------

 LOAN PARTICIPATIONS -- 2.8%
 Algeria -- 1.2%
          The People's Democratic Republic of Algeria, Tranche 1,
  125,000 7.875% due 9/4/06 (Chase Manhattan) (d)(f)..............      102,969
                                                                     ----------

 Morocco -- 1.0%
          Kingdom of Morocco, Tranche A, 7.750% due 1/1/09 (Chase
   90,000 Manhattan) (b)(c)(f)....................................       81,000
                                                                     ----------

 Russia -- 0.6%
          Russian Government, Principal Loan due 12/15/20 (J.P.
  175,000 Morgan) (b)(c)..........................................       53,812
                                                                     ----------
          TOTAL LOAN PARTICIPATIONS
          (Cost -- $171,107)......................................      237,781
                                                                     ----------

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

  Share                           Security                             Value

-------------------------------------------------------------------------------
 PREFERRED STOCK (c) -- 0.0%
          TCR Holding Corp.:
      219 Class B Shares..........................................   $        2
      121 Class C Shares..........................................            1
      318 Class D Shares..........................................            3
      658 Class E Shares..........................................            7
                                                                     ----------
          TOTAL PREFERRED STOCK
          (Cost -- $78)...........................................           13
                                                                     ----------
   Face
  Amount
 --------
 REPURCHASE AGREEMENT -- 6.6%
 $571,000 SBC Warburg Dillon Read Inc., 6.550% due 7/3/00;
           Proceeds at maturity -- $571,312; (Fully collateralized
           by U.S.
           Treasury Bonds, 5.500% due 8/15/28; Market value --
           $582,964) (Cost -- $571,000)...........................      571,000
                                                                     ----------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $9,390,399*)...................................   $8,611,775
                                                                     ==========

------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Security is currently in default.
(c) Non-income producing securities.
(d) Rate shown reflects rate in effect at June 30, 2000 on instrument with variable rates or step coupon rates.
(e) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
(f) Participation interests were acquired through the financial institutions indicated parenthetically.
 * Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:

  DCB-- Debt Conversion Bonds.
  FLIRB-- Front-Loaded Interest Reduction Bonds.
  FRB-- Floating Rate Bonds.
  FRN-- Floating Rate Notes.
  IAN-- Interest Arrears Notes.
  PDI-- Past-Due Interest.
  RSTA-- Revolving Short Term Agreement.
                       See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

ASSETS:
 Investments, at value (Cost -- $9,390,399)......................... $8,611,775
 Cash...............................................................        239
 Interest receivable................................................    228,494
                                                                     ----------
 Total Assets.......................................................  8,840,508
                                                                     ----------
LIABILITIES:
 Payable for securities purchased...................................     49,803
 Administration fees payable........................................        351
 Advisory fees payable..............................................      1,272
 Accrued expenses...................................................     24,961
                                                                     ----------
 Total Liabilities..................................................     76,387
                                                                     ----------
Total Net Assets.................................................... $8,764,121
                                                                     ==========
NET ASSETS:
 Par value of capital shares........................................ $      955
 Capital paid in excess of par value................................  9,431,678
 Undistributed net investment income................................    387,370
 Accumulated net realized loss from security transactions...........   (277,258)
 Net unrealized depreciation of investments.........................   (778,624)
                                                                     ----------
Total Net Assets.................................................... $8,764,121
                                                                     ==========
Shares Outstanding..................................................    955,288
                                                                     ----------
Net Asset Value, per share..........................................      $9.17
                                                                     ----------

                       See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 2000 (unaudited)

INVESTMENT INCOME:
 Interest...........................................................  $ 427,777
                                                                      ---------
EXPENSES:
 Management fees (Note 2)...........................................     30,305
 Audit and legal....................................................     10,938
 Shareholder communications.........................................      9,601
 Shareholder and system servicing fees..............................      6,401
 Directors' fees....................................................      2,366
 Administration fees (Note 2).......................................      2,020
 Custody............................................................      1,192
 Registration fees..................................................        994
 Other..............................................................      1,728
                                                                      ---------
 Total Expenses.....................................................     65,545
 Less: Management fee waiver (Note 2)...............................    (25,138)
                                                                      ---------
 Net Expenses.......................................................     40,407
                                                                      ---------
Net Investment Income...............................................    387,370
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
(NOTES 3 AND 6):
 Net Realized Gain (Loss) From:
 Security transactions (excluding short-term securities)............     31,700
 Options purchased..................................................    (20,856)
                                                                      ---------
 Net Realized Gain..................................................     10,844
                                                                      ---------
 Increase in Net Unrealized Depreciation of Investments:
 Beginning of period................................................   (339,440)
 End of period......................................................   (778,624)
                                                                      ---------
 Increase in Net Unrealized Depreciation............................   (439,184)
                                                                      ---------
Net Loss on Investments and Options.................................   (428,340)
                                                                      ---------
Decrease in Net Assets From Operations..............................  $ (40,970)
                                                                      =========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                           2000        1999
OPERATIONS:                                             ----------  ----------
 Net investment income................................. $  387,370  $  703,830
 Net realized gain (loss)..............................     10,844    (227,303)
 Increase in net unrealized depreciation...............   (439,184)    (63,876)
                                                        ----------  ----------
 Increase (Decrease) in Net Assets From Operations.....    (40,970)    412,651
                                                        ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.................................        --     (703,830)
 Capital...............................................        --       (6,198)
                                                        ----------  ----------
 Decrease in Net Assets From Distributions to
  Shareholders.........................................        --     (710,028)
                                                        ----------  ----------
FUND SHARE TRANSACTIONS (NOTE 12):
 Net proceeds from sale of shares......................  3,083,944   4,847,107
 Net asset value of shares issued for reinvestment of
  dividends............................................        --      572,293
 Cost of shares reacquired............................. (2,218,753) (4,131,224)
                                                        ----------  ----------
 Increase in Net Assets From Fund Share Transactions...    865,191   1,288,176
                                                        ----------  ----------
Increase in Net Assets.................................    824,221     990,799

NET ASSETS:
 Beginning of period...................................  7,939,900   6,949,101
                                                        ----------  ----------
 End of period*........................................ $8,764,121  $7,939,900
                                                        ==========  ==========

------
* Includes undistributed net investment income of:.....   $387,370         --
                                                        ==========  ==========

                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)

1. Organization and Significant Accounting Policies

Salomon Brothers Variable High Yield Bond Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to maximize current income and secondarily to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is wholly owned by Salo-mon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 2000, SBAM waived a portion of the management fees amounting to $25,138.

Notes to Financial Statements
(unaudited) (continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received no brokerage commissions from the Fund.

3. Investments

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases............................................................ $3,907,307
                                                                      ==========
Sales ............................................................... $2,805,926
                                                                      ==========

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation..................................... $   306,248
Gross unrealized depreciation.....................................  (1,084,872)
                                                                   -----------
Net unrealized depreciation....................................... $  (778,624)
                                                                   ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

During the six months ended June 30, 2000, the Fund did not enter into any re-verse repurchase agreements.

Notes to Financial Statements
(unaudited) (continued)

6. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2000, the Fund did not hold any purchased call or put options.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2000, the Fund did not write any call or put option contracts.

7. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund did not hold any when-issued securities.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund did not hold any TBA securities.

Notes to Financial Statements
(unaudited) (continued)

9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2000, the Fund did not have any securities on loan.

10. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At June 30, 2000, the Fund held loan participations with a total cost of $171,107.

11. Capital Loss Carryforward

At December 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $227,000, available to offset future capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. Expiration occurs on December 31 of the year indicated:

                                                        2006     2007    Total
                                                       ------- -------- --------
Carryforward Amounts.................................. $61,000 $166,000 $227,000
                                                       ======= ======== ========

Notes to Financial Statements
(unaudited) (continued)

12. Capital Stock

At June 30, 2000, the Series had 10,000,000,000 shares of capital stock autho-rized with a par value of $0.001 per share. Each share represents an equal pro-portionate interest and has an equal entitlement to any dividends and distribu-tions made by the Fund.

Transactions in shares were as follows:

                         Six Months Ended    Year Ended
                          June 30, 2000   December 31, 1999
                         ---------------- -----------------
Shares sold.............      337,916          493,131
Shares issued on
 reinvestment of
 dividends..............          --            62,274
Shares reacquired.......     (243,704)        (419,906)
                             --------         --------
Net Increase............       94,212          135,499
                             ========         ========

Financial Highlights
For a share of capital stock outstanding for the year ended December 31, except where noted:

                                                  2000(1)      1999   1998(2)
                                                  -------     ------  -------
Net Asset Value, Beginning of Period............. $ 9.22      $ 9.58  $10.00
                                                  ------      ------  ------
Income (Loss) From Operations:
 Net investment income (3).......................   0.41        0.88    0.43
 Net realized and unrealized loss................  (0.46)      (0.35)  (0.42)
                                                  ------      ------  ------
 Total Income (Loss) From Operations.............  (0.05)       0.53    0.01
                                                  ------      ------  ------
Less Distributions From:
 Net investment income...........................     --       (0.88)  (0.43)
 Capital.........................................     --       (0.01)  (0.00)*
                                                  ------      ------  ------
 Total Distributions.............................     --       (0.89)  (0.43)
                                                  ------      ------  ------
Net Asset Value, End of Period................... $ 9.17      $ 9.22  $ 9.58
                                                  ======      ======  ======
Total Return (4).................................  (0.54)%++    5.56%   0.14%++
Net Assets, End of Period (000s)................. $8,764      $7,940  $6,949
Ratios to Average Net Assets:
 Expenses (3)(5).................................   1.00%+      1.00%   1.00%+
 Net investment income...........................   9.59%+      9.56%   7.25%+
Portfolio Turnover Rate..........................     37%         58%     37%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from May 1, 1998 (commencement of operations) through Decem-ber 31, 1998.
(3) SBAM has waived all or a portion of its management fees for the six months ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for expenses of $3,963 and $11,942 for year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease in net investment income and the ac-tual expense ratio would have been as follows:

                                                          Expense Ratios
                                  Net Investment Income Without Fee Waivers
                                   Per Share Decreases   and Reimbursement
                                  --------------------- -------------------
           2000..................         $0.03                1.62%+
           1999..................          0.07                1.80
           1998..................          0.06                2.04+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Broth-ers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not ex-ceed 1.00%.
 *  Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the to-
    tal return for the year.
 +  Annualized.

                     (This page intentionally left blank.)

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

CUSTODIAN
     PFPC Trust Company
     8800 Tinicom Blvd., Suite 200
     Philadelphia, Pennsylvania 19153

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

Directors
CHARLES F. BARBER
     Consultant; formerly Chairman; ASARCO Inc.
CAROL L. COLMAN
     Consultant, Colman Consulting
DANIEL P. CRONIN
     Vice President-General Counsel,
     Pfizer International Inc.
HEATH B. MCLENDON
     Chairman and President;
     Managing Director, Salomon Smith Barney Inc.
     President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
HEATH B. MCLENDON
     Chairman and President
LEWIS E. DAIDONE
     Executive Vice President and Treasurer
ROSS S. MARGOLIES
     Executive Vice President
BETH A. SEMMEL
     Executive Vice President
PETER J. WILBY
     Executive Vice President
GEORGE J. WILLIAMSON
     Executive Vice President
JOHN B. CUNNINGHAM
     Vice President
ANTHONY PACE
     Controller
CHRISTINA T. SYDOR
     Secretary

                  [LOGO OF SALOMON BROTHERS ASSETS MANAGEMENT]

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

SALOMON BROTHERS

     Variable Series Funds Inc




                                        Semi - Annual Report 2000

                                        JUNE 30, 2000

                                        .    STRATEGIC BOND FUND

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You

DEAR SHAREHOLDER:

We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable Strategic Bond Fund ("Fund") for the period ended June 30, 2000. This letter discusses general economic and market conditions as well as Fund highlights during the reporting period(1). A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY & PERFORMANCE UPDATE

The Fund's primary objective is to seek a high level of current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio through allocations to segments of the fixed-income market that the manager believes will best contribute to the achievement of the Fund's investment objectives. Tactical allocations may include U.S. and non-U.S. investment-grade, high-yield and emerging market debt securities.

For the six months ended June 30, 2000, the Fund returned 2.48%. In comparison, the Salomon Smith Barney Broad Investment-Grade ("BIG") Bond Index(2), returned 3.92% and the Lehman Brothers Aggregate Bond Index(3)returned 3.99%.

Emerging market debt returned 8.10% for the period as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")(4). Rising oil prices and rising interest rates were the predominant fundamental factors impacting returns during the year. Individual country returns were dominated by Russia, which gained 49.78%. Overall market performance was good with many countries generating positive returns although no countries generated returns approaching Russia's.

The performance of emerging debt markets was particularly strong in light of the difficult fixed-income environment. The Federal Reserve Board ("Fed") raised interest rates three times during the period, moving the federal funds

---------------
1 The information provided represents the opinion of the manager and is not to be a forecast of future results.
2 The BIG Bond Index includes institutionally traded U.S. Treasury bonds, government-sponsored bonds (U.S. agency and supranational), mortgage-backed securities and corporate securities. An investor cannot invest directly in an index.
3 The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The index is comprised of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds. An investor cannot invest directly in an index.
4 The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market. An investor cannot invest directly in an index.

rate/5/ from 5.50% to 6.50%. This aggressive stance by the Fed was an attempt to slow the rate of U.S. economic growth and keep inflation under control. The aggressive Fed activity and widening spreads led to subpar returns in most fixed-income asset classes other than emerging markets debt.

The high-yield bond market returned a negative 1.42% for the period, as reported by the Salomon Smith Barney High Yield Market Index. As the Fed hiked interest rates by 25 basis points/6/ in February and the tech-laden Nasdaq Composite Index/7/ turned in a relatively strong performance early in calendar year 2000, a string of mutual fund outflows ensued as investors fled the interest rate-sensitive fixed-income markets for the strong equity markets. As the U.S. equity markets became more volatile in March and April and the Fed announced a 50 basis point interest rate increase with a tightening bias in May, mutual fund outflows intensified as investors focused on the potential for further interest rate increases. Investors also increasingly considered the possibility of a cyclical downturn in the near term, which would exacerbate already high default rates. As a result, mutual fund outflows for the period totaled $5.9 billion. In June, however, benign economic data and a more passive Fed mitigated interest rate concerns while the high absolute yields available in the high-yield market attracted investors from the volatile equity markets.

For the six months ended June 30, 2000, the top performing sectors in the high-yield market included telecommunications, energy, technology, utilities and gaming. Telecommunications performance was driven by explosive industry growth, continued mergers and acquisitions and equity investment activity. High product prices supported positive performance in energy. Technology's performance benefited from good fourth quarter results and the popularity of the sector in the equity markets early in the period. Utilities and gaming, which are generally composed of higher rated issuers, benefited from investors' preference for higher-quality issues.

The most significant underperforming sectors consisted of automotive, steel/metals, capital goods, leisure/lodging, supermarkets/drugstores and services/other. Automotive was adversely affected by weakness in the parts aftermarket. Steel/metal's performance was hurt by product price weakness. Additionally, automotive, steel/metals and capital goods were negatively impacted by increased cyclical concerns. Leisure/lodging was adversely

--------------
5 The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate, as it is called, often points to the direction of U.S. interest rates.
6    A basis point is 0.01% or one one-hundredth of a percent.
7 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.

affected by operating difficulties at several issuers resulting from overcapacity in the theatre operator sector. Supermarkets/drugstores performance was adversely affected by difficulties at Rite Aid and Pathmark.

While inflation has edged higher this year, the most recent price data has not aggravated the picture and there is a reasonable chance that if demand is cooling, an important source of potential wage and price pressures would be contained. Thus, with a lot of tightening under its belt, and some tentative signs that it's having an effect while inflation is still reasonably low, the Fed can maintain that a pause may be warranted. Whatever their immediate intentions, officials likely still see the risks toward higher inflation. The slowing signs are too tentative, especially in the labor markets. We therefore anticipate at least a quarter-point of further tightening will be forthcoming this year, pushing the funds rate to 6.75% or higher.

Thank you for your investment in the Salomon Brothers Variable Strategic Bond Fund. We look forward to helping you pursue your financial goals in the new century.



Sincerely,


/S/ Heath B. McLendon                   /S/ Peter J. Wilby

Heath B. McLendon                       Peter J. Wilby
Chairman and President                  Executive Vice President

July 26, 2000

The following graph depicts the performance of the Strategic Bond Fund versus the Lehman Brothers Aggregate Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE (unaudited)
SALOMON BROTHERS VARIABLE STRATEGIC BOND FUND
Comparison of $10,000 Investment in the Fund with Lehman Brothers Aggregate Bond Index


                                                Lehman Brothers
        Date                Strategic            Aggregate Bond
                            Bond Fund                 Index
--------------------------------------------------------------------------------
      2/17/98                10,000                 10,000
        6/98                 10,190                 10,269
       12/98                 10,617                 10,739
        6/99                 10,533                 10,591
       12/99                 10,657                 10,650
      6/30/00                10,922                 11,075


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------


                        Net Asset Value
                        ---------------
                     Beginning      End       Income     Capital Gain   Return of     Total
Period Ended         of Period   of Period   Dividends   Distribution    Capital     Returns+
==============================================================================================
6/30/00               $  9.66     $ 9.90     $ 0.00        $ 0.00       $ 0.00         2.48%++
----------------------------------------------------------------------------------------------
12/31/99                10.13       9.66       0.51          0.00         0.00         0.37
----------------------------------------------------------------------------------------------
Inception*-- 12/31/98   10.00      10.13       0.47          0.01         0.01         6.18++
==============================================================================================
                                             $ 0.98        $ 0.01       $ 0.01
==============================================================================================

----------------------------------------------------------------------------------------------
Average Annual Total Returns+
----------------------------------------------------------------------------------------------

Six Months Ended 6/30/00                                                               2.48%++
----------------------------------------------------------------------------------------------
Year Ended 6/30/00                                                                     3.69
----------------------------------------------------------------------------------------------
Inception* through 6/30/00                                                             3.80
==============================================================================================

----------------------------------------------------------------------------------------------
Cumulative Total Return+
----------------------------------------------------------------------------------------------
Inception* through 6/30/00                                                             9.22%
==============================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may be revised or terminated.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*    Inception date is February 17, 1998.

Schedule of Investments
June 30, 2000 (unaudited)

       Face
      Amount                          Security                         Value

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 35.3%
                   U.S. Treasury Bonds:
 $    10,000       6.125% due 11/15/27 (a).......................   $     9,972
      35,000       5.500% due 8/15/28 (a)........................        32,113
     250,000       5.250% due 2/15/29 (a)........................       221,875
     500,000       6.125% due 8/15/29 (a)........................       505,750
     500,000       6.250% due 5/15/30 (a)........................       525,000
                   U.S. Treasury Notes:
   1,000,000       6.500% due 3/31/02 (a)........................     1,000,620
      10,000       4.750% due 2/15/04............................         9,513
     500,000       5.875% due 11/15/04 (a).......................       492,510
                   Federal National Mortgage Association (FNMA):
     675,000       6.000%, 30 years (b)(c).......................       617,409
   1,500,000       7.000%, 30 years (b)(c).......................     1,447,500
   2,000,000       7.500%, 30 years (b)(c).......................     1,971,860
   2,175,000       8.000%, 30 years (b)(c).......................     2,183,831
                                                                    -----------
                   TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                   (Cost -- $9,015,293)..........................     9,017,953
                                                                    -----------
 ASSET-BACKED SECURITIES -- 0.3%
     100,000       ContiMortgage Home Equity Loan
                    Trust, Series 1999-
                    3, Class B, 7.000% due 7/25/30 (Cost --
                     $84,250)....................................        63,984
                                                                    -----------

 COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.3%
     125,000       Commercial Mortgage Asset Trust, Series 1999-
                    C1, Class C, 7.350% due 8/17/13..............       117,852
                   DLJ Commercial Mortgage Corp.:
     981,872       Series 1998-CF2, Class S, 0.8477% due 11/12/31
                    (d)..........................................        47,552
     586,586       Series 1998-CG1, Class S, 0.7026% due 5/10/23
                    (d)..........................................        22,904
     150,000       LB Commercial Conduit Mortgage Trust, Series
                    1999-C1, Class A2, 6.780% due 4/15/09........       143,662
                                                                    -----------
                   TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                   (Cost -- $343,979)............................       331,970
                                                                    -----------
 MORTGAGE-BACKED SECURITIES -- 6.5%
      87,784       Countrywide Mortgage Backed Securities, Inc.,
                    Series 1994-J, Class B1, 7.750% due 6/25/24..        85,178
                   FANNIEMAE-ACES:
      33,987       Series 1996-M6, Class A, 7.3935% due 8/17/03..        33,912
   1,285,506       Series 1999-M3, Class N, 1.0414% due 6/25/38
                    (d)..........................................        71,099
     984,361       Series 2000-M1, Class A, 7.3685% due 1/17/13..       994,204
      24,202       First Union Residential Securitization, Series
                    1998-A, Class B2, 7.000% due 8/25/28.........        21,372
      98,224       GE Capital Mortgage Services Inc., Series
                    1998-15, Class B1, 6.750% due 11/25/28.......        88,356
      92,395       Green Tree Financial, Series 1997-6, Class A8,
                    7.070% due 1/15/29...........................        87,313
     109,533       Mid-State Trust, Series 6, Class A1, 7.340%
                    due 7/1/35...................................       105,562
                   PNC Mortgage Securities:
      24,438       Series 1998-4, Class 3B3, 6.750% due 5/25/28..        20,688
      24,423       Series 1998-4, Class CB3, 6.8412% due
                    5/25/28......................................        20,995
      24,278       Series 1998-5, Class CB3, 6.735% due 7/25/28..        20,644
      74,032       Series 1999-1, Class CB2, 6.772% due 3/25/29..        64,870
      63,807       Series 1999-2, Class DB3, 6.9053% due
                    4/25/29......................................        53,000
                                                                    -----------
                   TOTAL MORTGAGE-BACKED SECURITIES
                   (Cost -- $1,697,862 ).........................     1,667,193
                                                                    -----------

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

       Face
      Amount                          Security                         Value

-------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES -- 19.1%
 Basic Industries -- 2.4%
  $  125,000       AEI Resources Inc., Company Guaranteed,          $    25,625
                    10.500% due 12/15/05 (e).....................
      40,000       AK Steel Corp., Company Guaranteed, 7.875% due        35,700
                    2/15/09......................................
     100,000       Doman Industries Ltd., Company Guaranteed,           100,500
                    12.000% due 7/1/04...........................
     125,000       Lyondell Chemical Co., Series B, Sr. Secured         123,750
                    Notes, 9.875% due 5/1/07.....................
      50,000       Murrin Murrin Holdings Property, Sr. Notes,           43,500
                    9.375% due 8/31/07...........................
      50,000       Owens-Illinois Inc., Sr. Debentures, 7.500%           42,937
                    due 5/15/10..................................
     125,000       PCI Chemicals Canada Inc., Series B, Sr.              78,125
                    Secured Notes, 9.250% due 10/15/07 (a).......
      25,000       Radnor Holdings Inc., Series B, Sr. Notes,            22,500
                    10.000% due 12/1/03..........................
      25,000       Raytheon Co., 6.150% due 11/1/08..............        22,218
      25,000       Tembec Industries Inc., Company Guaranteed,           24,125
                    8.625% due 6/30/09...........................
     100,000       USX Corp., 7.200% due 2/15/04.................        98,375
                                                                    -----------
                                                                        617,355
                                                                    -----------
 Consumer Cyclicals -- 1.6%
     100,000       DaimlerChrysler NA Holding, Company                  100,750
                    Guaranteed, 7.750% due 5/27/03...............
     115,000       Finlay Fine Jewelry Corp., Sr. Notes, 8.375%         102,925
                    due 5/1/08...................................
     125,000       HMH Properties, Series B, Sr. Notes, 7.875%          112,812
                    due 8/1/08...................................
      25,000       Vlasic Foods International Inc., Sr. Sub.              8,875
                    Notes, 10.250% due 7/1/09....................
      50,000       Wal-Mart Stores, 7.550% due 2/15/30...........        51,250
      50,000       WestPoint Stevens, Inc., Sr. Notes, 7.875% due        42,000
                    6/15/05......................................
                                                                    -----------
                                                                        418,612
                                                                    -----------
 Consumer Non-Cyclicals -- 2.7%
      25,000       Columbia Healthcare Co., 6.910% due 6/15/05...        22,875
      50,000       Derby Cycle Corp., Sr. Notes, 10.000% due             20,250
                    5/15/08......................................
      50,000       French Fragrances Inc., Series B, Sr. Notes,          48,250
                    10.375% due 5/15/07 (a)......................
     125,000       Fresenius Medical Care Capital Trust I,              119,062
                    Company Guaranteed, 9.000% due 12/1/06.......
     100,000       Kroger Co., Sr. Notes, 7.650% due 4/15/07.....        98,000
     125,000       MGM Grand Inc., Sr. Sub. Notes, 9.750% due           127,813
                    6/1/07.......................................
      50,000       North Atlantic Trading Co., Inc., Series B,           45,375
                    Sr. Notes, 11.000% due 6/15/04...............
     125,000       Park Place Entertainment Corp., Sr. Sub.             117,813
                    Notes, 7.875% due 12/15/05...................
      60,000       Pueblo Xtra International, Sr. Notes, 9.500%          27,900
                    due 8/1/03...................................
      50,000       Tenet Healthcare Corp., Sr. Notes, 9.250% due         50,625
                    9/1/10 (e)...................................
                                                                    -----------
                                                                        677,963
                                                                    -----------
 Energy -- 1.5%
      50,000       Belco Oil & Gas Corp., Series B, Sr. Sub.             46,500
                    Notes, 8.875% due 9/15/07....................
      25,000       Canadian Forest Oil Ltd., Sr. Sub. Notes,             23,625
                    8.750% due 9/15/07...........................
     125,000       Clark Refining & Marketing, Inc., Sr. Sub.            80,625
                    Notes, 8.875% due 11/15/07 (a)...............
      50,000       Key Energy Services, Inc., Series B, Sr. Sub.         56,500
                    Notes, 14.000% due 1/15/09...................
      25,000       Ocean Energy Inc., Series B, Sr. Sub. Notes,          25,000
                    8.875% due 7/15/07...........................
      25,000       Pioneer Natural Resource, Company Guaranteed,         25,844
                    9.625% due 4/1/10............................
                   Plains Resources Inc., Company Guaranteed:
      25,000        10.250% due 3/15/06..........................        25,313
      25,000        10.250% due 3/15/06 (e)......................        25,313
      75,000       Union Oil Co. of California, 7.350% due               72,938
                    6/15/09......................................
                                                                    -----------
                                                                        381,658
                                                                    -----------
 Financial Services -- 1.8%
     100,000       Bank of America Corp., Sr. Notes, 7.875% due         101,250
                    5/16/05......................................
     125,000       ContiFinancial Corp., Sr. Notes, 8.125% due           15,625
                    4/1/08 (f)...................................
      50,000       Countrywide Home Loans, Inc. Medium-Term              43,813
                    Notes, 6.250% due 4/15/09....................
                   Morgan Stanley Dean Witter & Co., 7.750% due
     125,000       6/15/05.......................................       125,780

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

       Face
      Amount                          Security                         Value

-------------------------------------------------------------------------------
 Financial Services -- 1.8% (continued)
                   PaineWebber Group Inc.:
  $  100,000        7.750% due 9/1/02............................   $    95,500
      50,000        7.625% due 12/1/09...........................        47,313
      20,000       TPSA Finance BV, Company Guaranteed, 7.750%           18,450
                    due 12/10/08 (e).............................
                                                                    -----------
                                                                        447,731
                                                                    -----------

 Housing Related -- 0.6%
      50,000       Forest City Enterprises, Sr. Notes, 8.500% due
                   3/15/08 (a)...................................        45,500
     125,000       Nortek Inc., Sr. Sub. Notes, 9.875% due
                   3/1/04........................................       119,375
                                                                    -----------
                                                                        164,875
                                                                    -----------

 Manufacturing -- 1.6%
     125,000       Axiohm Transaction Solutions Inc., Sr. Sub.
                   Notes, 9.750% due 10/1/07 (a)(f)(g)...........        25,938
     125,000       Breed Technologies, Inc., Sr. Sub. Notes,
                   9.250% due 4/15/08 (f)(g).....................         1,405
      50,000       Federal-Mogul Co., Company Guaranteed, 7.500%
                   due 1/15/09...................................        34,313
      75,000       High Voltage Engineering Corp., Sr. Notes,
                   10.500% due 8/15/04...........................        52,125
      50,000       Jordan Industries, Series C, Sr. Notes,
                   10.375% due 8/1/07............................        46,000
     125,000       Navistar International Corp., Series B, Sr.
                   Sub. Notes, 8.000% due 2/1/08 (a).............       115,313
     125,000       Newport News Shipbuilding Inc., Sr. Sub.
                   Notes, 9.250% due 12/1/06.....................       125,625
                                                                    -----------
                                                                        400,719
                                                                    -----------

 Media & Telecommunications -- 4.8%
      17,091       Adelphia Communications Corp., Sr. Notes,
                   9.500% due 2/15/04 (h)........................        16,577
      20,000       Centennial Cellular Corp., 10.750% due
                   12/15/08......................................        19,525
     125,000       Century Communications, Sr. Notes, 8.875% due
                   1/15/07 (a)...................................       115,625
     200,000       Charter Communications Holdings LLC, Sr.
                    Discount Notes, zero coupon until 4/1/04,
                    9.920% thereafter, due 4/1/11................       114,000
      60,000       Covad Communications Group, Sr. Notes, 12.000%
                   due 2/15/10 (e)...............................        47,100
     125,000       CSC Holdings, Sr. Debentures, 7.625% due
                   7/15/18 (a)...................................       112,343
      50,000       Global Crossing Holding Ltd., Sr. Notes,
                   9.125% due 11/15/06...........................        48,125
     125,000       Hollinger International Publishing Inc., Sr.
                   Sub. Notes, 9.250% due 3/15/07 (a)............       123,750
     200,000       Intermedia Commmunications Inc., Sr. Discount
                    Notes, zero coupon until 3/1/04,
                    12.250% thereafter, due 3/1/09...............       121,500
     125,000       Nextel Communications Inc., Sr. Discount
                    Notes, zero coupon until 10/31/02,
                    9.750% thereafter, due 10/31/07..............        93,438
      10,000       PSINet Inc., Sr. Notes, 11.000% due 8/1/09....         9,300
      50,000       Price Communications Wireless Inc., Sr. Sub.
                   Notes, 11.750% due 7/15/07....................        54,000
      25,000       Rogers Cantel, Inc., Debentures, 9.375% due
                   6/1/08........................................        25,875
     125,000       Sitel Corp., 9.000% due 3/15/06 (a)...........       114,375
     125,000       Sprint Capital Corp., Company Guaranteed,
                   5.700% due 11/15/03...........................       118,593
     100,000       TeleWest Communications PLC, Debentures, zero
                   coupon until 10/1/00, 11.000% thereafter, due
                   10/1/07.......................................        95,250
                                                                    -----------
                                                                      1,229,376
                                                                    -----------
 Real Estate Investment Trust -- 0.2%
      50,000       Spieker Properties L.P., 7.250% due 5/1/09....        46,625
                                                                    -----------
 Services & Other -- 1.1%
      25,000       Aqua-Chem, Inc. Sr. Sub. Notes, 11.250% due
                   7/1/08........................................        14,188
      50,000       Avis Rent A Car, Inc., Sr. Sub. Notes, 11.000%
                   due 5/1/09....................................        52,375
     125,000       Cendant Corp., 7.750% due 12/1/03.............       120,780
      50,000       Iron Mountain Inc., Sr. Sub. Notes, 8.750% due
                   9/30/09.......................................        46,250
      50,000       Primark Corp., Sr. Sub. Notes, 9.250% due
                   12/15/08......................................        55,250
                                                                    -----------
                                                                        288,843
                                                                    -----------


                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

       Face
      Amount                            Security                       Value

-------------------------------------------------------------------------------
 Technology -- 0.2%
 $    50,000           Polaroid Corp., Sr. Notes, 11.500% due
                        2/15/06..................................   $    52,250
                                                                    -----------

 Transportation -- 0.2%
      25,000           Northwest Airlines Inc., Company
                        Guaranteed, 7.625% due 3/15/05...........        22,125
      25,000           Stena AB, Sr. Notes, 8.750% due 6/15/07...        21,938
                                                                    -----------
                                                                         44,063
                                                                    -----------

 Utilities -- 0.4%
                       Azurix Corp., Sr. Notes, 10.750% due
      50,000            2/15/10 (e)..............................        48,375
                       Calpine Corp., Sr. Notes, 7.750% due
      25,000            4/15/09..................................        23,688
                       GTE Corp., Debentures, 6.940% due 4/15/28
      40,000            (i)......................................        35,450
                                                                    -----------
                                                                        107,513
                                                                    -----------
                       TOTAL CORPORATE BONDS & NOTES
                       (Cost -- $5,579,540)......................     4,877,583
                                                                    -----------

 SOVEREIGN BONDS (j) -- 9.8%
 Argentina -- 0.9%
                       Republic of Argentina:
      50,000           11.750% due 4/7/09........................        46,588
     132,000           11.750 due 6/15/15........................       119,790
      75,000           11.375% due 1/30/17 (a)...................        67,331
                                                                    -----------
                                                                        233,709
                                                                    -----------


 Brazil -- 1.2%
                       Federal Republic of Brazil:
      90,000           14.500% due 10/15/09 (a)..................        95,333
     251,207           C Bonds, 8.000% due 4/15/14 (a)(h)........       182,282
      50,000           DCB, Series L, 7.000% due 4/15/12 (k).....        36,938
                                                                    -----------
                                                                        314,553
                                                                    -----------


 Bulgaria -- 0.3%
                       Republic of Bulgaria:
      50,000           FLIRB, Series A, 2.750% due 7/28/12 (k)...        36,875
      50,000           IAB, 6.500% due 7/28/11 (k)...............        39,688
                                                                    -----------
                                                                         76,563
                                                                    -----------


 Colombia -- 0.3%
      75,000           Republic of Colombia, 10.875% due 3/9/04
                        (a)......................................        70,125
                                                                    -----------


 Croatia -- 0.2%
      54,975           Republic of Croatia, Series B, 7.065% due
                        7/31/06 (k)..............................        51,951
                                                                    -----------


 Germany -- 2.9%
                       Deutschland Republic:
      30,000 EUR       6.500% due 7/15/03........................        29,888
     680,000 EUR       7.375% due 1/3/05.........................       708,883
                                                                    -----------
                                                                        738,771
                                                                    -----------


 Greece -- 0.3%
  20,000,000 GRD       Hellenic Republic, 9.700% due 5/27/01.....        58,341
                                                                    -----------


 Italy -- 0.1%
                       Buoni Poliennali del Tes:
      16,000 EUR       9.500% due 2/1/01.........................        15,738
      17,000 EUR       5.250% due 11/1/29........................        14,919
                                                                    -----------
                                                                         30,657
                                                                    -----------




                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

       Face
      Amount                            Security                       Value

-------------------------------------------------------------------------------
 Ivory Coast -- 0.1%
     200,000           Ivory Coast, FLIRB, due 3/29/18 (f).......   $    32,000
                                                                    -----------


 Mexico -- 0.6%
                       United Mexican States:
      40,000           10.375% due 2/17/09 (a)...................        41,370
     100,000           11.375% due 9/15/16.......................       114,600
                                                                    -----------
                                                                        155,970
                                                                    -----------


 Panama -- 0.1%
      40,000           Republic of Panama 8.875% due 9/30/27.....        33,750
                                                                    -----------


 Peru -- 0.1%
      50,000           Republic of Peru, PDI, 4.500% due 3/7/17
                        (a)(k)...................................        33,438
                                                                    -----------

 Philippines -- 0.1%
      50,000           Bangko Sentral Pilipinas, 8.600% due
                        6/15/27..................................        35,625
                                                                    -----------


 Poland -- 0.2%
     240,000 PLN       Nordic Investment Bank, 17.750% due
                        4/15/02..................................        54,712
                                                                    -----------

 Russia -- 0.8%
                       Russian Government:
     200,000           IAN, due 12/15/15 (f)(g)..................        62,125
     150,000           Ministry of Finance, 12.750% due 6/14/28
                        (a)......................................       130,313
                                                                    -----------
                                                                        192,438
                                                                    -----------
 Spain -- 0.5%
                       Kingdom of Spain:
     110,000 EUR        6.000% due 1/31/08.......................       108,715
      22,000 EUR        6.150% due 1/31/13.......................        22,030
                                                                    -----------
                                                                        130,745
                                                                    -----------

 Sweden -- 0.1%
     100,000 SEK       Kingdom of Sweden, 10.250% due 5/5/03.....        12,878
                                                                    -----------

 Venezuela -- 1.0%
                       Republic of Venezuela:
     125,000           13.625% due 8/15/18 (a)...................       116,250
     166,665           FLIRB Series B, 7.4375% due 3/31/07 (k)...       136,665
                                                                    -----------
                                                                        252,915
                                                                    -----------

                       TOTAL SOVEREIGN BONDS
                       (Cost -- $2,446,015)......................     2,509,141
                                                                    -----------
 LOAN PARTICIPATIONS -- 0.9%

 Algeria -- 0.2%
      75,000           Algeria Tranche 3, 7.1875% due 3/4/10
                        (Chase) (k)(l)...........................        58,313
                                                                    -----------
 Morocco -- 0.2%
      58,307           Kingdom of Morocco, Tranche A, 7.750% due
                        1/1/09 (J.P. Morgan) (k)(l)..............        52,476
                                                                    -----------
 Russia -- 0.5%
                       Russian Government, Principal Loan, due
                        12/15/20 (SBC Warburg Dillon Read)
     375,000            (f)(g)(l) ...............................       115,313
                                                                    -----------
                       TOTAL LOAN PARTICIPATIONS
                       (Cost -- $177,151)........................       226,102
                                                                    -----------
                       SUB-TOTAL INVESTMENTS
                       (Cost -- $19,344,090).....................    18,693,926
                                                                    -----------

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

         Face
        Amount                          Security                       Value

-------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS -- 26.8%
  $   3,414,000       J.P. Morgan Securities, 6.400% due 7/3/00;
                       Proceeds at maturity -- $3,415,821; (Fully
                       collateralized by U.S.
                       Treasury Bonds, 8.875% due 2/15/19; Market
                       value -- $3,482,291) (a)..................   $ 3,414,000
      3,414,000       SBC Warburg Dillon Read Inc., 6.550% due
                       7/3/00; Proceeds at maturity --
                        $3,415,863; (Fully collateralized
                       by U.S. Treasury Bonds, 12.000% due
                       8/15/13; Market value -- $3,482,981)......     3,414,000
                                                                    -----------

                      TOTAL REPURCHASE AGREEMENTS
                      (Cost -- $6,828,000).......................     6,828,000
                                                                    -----------

                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $26,172,090*).....................   $25,521,926
                                                                    ===========

------
(a) All or a portion of the security is segregated as collateral for mortgage dollar rolls/TBAs.
(b) Mortgage dollar roll (See Note 10).
(c) Security is issued on a to-be-announced ("TBA") basis (See Note 9).
(d) Interest only security.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Security is currently in default.
(g) Non-income producing security.
(h) Payment-in-kind security for which all or a portion of the interest earned is paid by the issuance of additional bonds.
(i) On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
(j) Face amount denominated in U.S. dollars unless otherwise indicated.
(k) Rate shown reflects current rate in effect at June 30, 2000 on instrument with variable rates or step coupon rates.
(l) Participation interests were acquired through the financial institutions indicated parenthetically.
 * Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  C Bond -- Capitalization Bonds.
  DCB    -- Debt Conversion Bonds.
  EUR    -- Euro.
  FLIRB  -- Front-Loaded Interest Reduction Bonds.
  GRD    -- Greek Drachma.
  IAB    -- Interest Arrears Bonds.
  IAN    -- Interest Arrears Notes.
  PDI    -- Past-Due Interest.
  PLN    -- Polish Zloty.
  SEK    -- Swedish Krona.
                       See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

ASSETS:
 Investments, at value (Cost -- $19,344,090)...................... $18,693,926
 Repurchase agreements, at value (Cost -- $6,828,000).............   6,828,000
 Cash.............................................................         724
 Foreign currency, at value (Cost -- $607)........................         608
 Interest receivable..............................................     248,716
 Receivable for open forward foreign currency contracts (Note 6)..      32,113
 Deferred organization costs......................................      16,450
                                                                   -----------
 Total Assets.....................................................  25,820,537
                                                                   -----------
LIABILITIES:
 Payable for securities purchased.................................   6,203,796
 Payable for open forward foreign currency contracts (Note 6).....      32,511
 Management fees payable..........................................       7,747
 Administration fees payable......................................         789
 Accrued expenses.................................................      19,965
                                                                   -----------
 Total Liabilities................................................   6,264,808
                                                                   -----------
 Total Net Assets................................................. $19,555,729
                                                                   ===========
NET ASSETS:
 Par value of capital shares...................................... $     1,976
 Capital paid in excess of par value..............................  19,864,950
 Undistributed net investment income..............................     640,081
 Accumulated net realized loss from security transactions and
  foreign currencies..............................................    (300,727)
 Net unrealized depreciation of investments and foreign
  currencies......................................................    (650,551)
                                                                   -----------
 Total Net Assets................................................. $19,555,729
                                                                   ===========
Shares Outstanding................................................   1,975,502
                                                                   -----------
Net Asset Value, per share........................................       $9.90
                                                                   -----------

                       See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 2000 (unaudited)

INVESTMENT INCOME:
 Interest............................................................  $752,300
                                                                       --------
EXPENSES:
 Management fees (Note 2)............................................    66,534
 Shareholder communications..........................................    10,920
 Audit and legal.....................................................    10,274
 Shareholder and system servicing fees...............................     7,811
 Custody.............................................................     5,961
 Administration fees (Note 2)........................................     4,436
 Amortization of deferred organization costs.........................     3,114
 Directors' fees.....................................................     2,366
 Registration fees...................................................       994
 Other...............................................................     2,518
                                                                       --------
 Total Expenses......................................................   114,928
 Less: Management fee waiver (Note 2)................................   (26,216)
                                                                       --------
 Net Expenses........................................................    88,712
                                                                       --------
Net Investment Income................................................   663,588
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
AND FOREIGN CURRENCIES (NOTES 3, 6 AND 7):
 Realized Loss From:
 Security transactions (excluding short-term securities).............  (260,469)
 Options purchased...................................................    (7,125)
 Foreign currency transactions.......................................    (8,989)
                                                                       --------
 Net Realized Loss...................................................  (276,583)
                                                                       --------
 Change in Net Unrealized Depreciation of Investments and Foreign
  Currencies:
 Beginning of period.................................................  (709,116)
 End of period.......................................................  (650,551)
                                                                       --------
Decrease in Net Unrealized Depreciation..............................    58,565
                                                                       --------
Net Loss on Investments, Options and Foreign Currencies..............  (218,018)
                                                                       --------
Increase in Net Assets From Operations...............................  $445,570
                                                                       ========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                        2000         1999
                                                     -----------  -----------
OPERATIONS:
 Net investment income.............................. $   663,588  $   939,434
 Net realized loss..................................    (276,583)     (43,120)
 (Increase) decrease in net unrealized
  depreciation......................................      58,565     (803,204)
                                                     -----------  -----------
 Increase in Net Assets From Operations.............     445,570       93,110
                                                     -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..............................          --     (832,612)
 Net realized gains.................................          --       (2,419)
                                                     -----------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders......................................          --     (835,031)
                                                     -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 14):
 Net proceeds from sale of shares...................   5,727,300   17,170,169
 Net assets value of shares issued for reinvestment
  of dividends......................................          --      835,031
 Cost of shares reacquired..........................  (3,326,223) (10,992,052)
                                                     -----------  -----------
 Increase in Net Assets From Fund Share
  Transactions......................................   2,401,077    7,013,148
                                                     -----------  -----------
Increase in Net Assets..............................   2,846,647    6,271,227
NET ASSETS:
 Beginning of period................................  16,709,082   10,437,855
                                                     -----------  -----------
 End of period*..................................... $19,555,729  $16,709,082
                                                     ===========  ===========
* Includes undistributed (overdistributed) net
 investment income of:..............................    $640,081     $(14,518)
                                                     ===========  ===========

Statement of Cash Flows
For the Six Months Ended June 30, 2000 (unaudited)

CASH FLOWS USED BY OPERATING ACTIVITIES:
 Purchases of long-term portfolio investments.................... $(11,197,110)
 Proceeds from disposition of long-term portfolio investments and
  principal paydowns.............................................    9,924,555
 Net purchase of short-term portfolio investments................   (1,687,520)
                                                                  ------------
                                                                    (2,960,075)
 Net investment income...........................................      663,588
 Amortization of net premium/discount on investments.............      (48,742)
 Amortization of organization expenses...........................        3,114
 Interest in payment-in-kind bonds...............................       (4,580)
 Net change in receivables/payables related to operations........       53,154
                                                                  ------------
 Net Cash Flows Used By Operating Activities.....................   (2,293,541)
                                                                  ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
 Net proceeds from sale of shares................................    5,727,300
 Cost of shares reacquired.......................................   (3,345,247)
 Decrease in dollar rolls transactions...........................      (88,375)
                                                                  ------------
 Net Cash Flows Provided By Financing Activities.................    2,293,678
                                                                  ------------
Net Increase in Cash.............................................          137
Cash, Beginning of Period........................................          587
                                                                  ------------
Cash, End of Period.............................................. $        724
                                                                  ============

                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Strategic Bond Fund ("Fund"), is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek a high level of current income and secondarily capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue and market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly. Salomon Brothers Asset Management, Ltd. ("SBAM Ltd."), an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Fund. SBAM Ltd. is compensated by SBAM at no additional expense of the Fund.

For the six months ended June 30, 2000, SBAM waived a portion of its management fees amounting to $26,216.

Notes to Financial Statements
(unaudited) (continued)


SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2000, Salomon Smith Barney Inc., another subsidiary of SSBH, did not receive any brokerage commissions from the Fund.

3. Investments

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases:
  U.S. government agencies & obligations.......................... $ 3,564,802
  Other investment securities.....................................   7,636,333
                                                                   -----------
                                                                   $11,201,135
                                                                   ===========
Sales:
  U.S. government agencies & obligations.......................... $ 1,606,659
  Other investment securities.....................................   8,228,389
                                                                   -----------
                                                                   $ 9,835,048
                                                                   ===========
At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:
Gross unrealized appreciation..................................... $   289,588
Gross unrealized depreciation.....................................    (939,752)
                                                                   -----------
Net unrealized depreciation....................................... $  (650,164)
                                                                   ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

During the six months ended June 30, 2000, the Fund did not enter into any re-verse repurchase agreements.

Notes to Financial Statements
(unaudited) (continued)

6. Forward Foreign Currency Contracts

At June 30, 2000, the Fund had open forward foreign currency contracts as de-scribed below. The Fund bears the market risk that arises from changes in for-eign currency exchange rates. The unrealized gain (loss) on the contracts re-flected in the accompanying financial statements were as follows:

                                       Local     Market  Settlement Unrealized
                                      Currency   Value      Date    Gain (Loss)
Forward Foreign Currency Contracts   ---------- -------- ---------- -----------
To Buy:
 British Pound ....................      19,852 $ 30,071  7/28/00     $     4
 Canadian Dollar ..................     200,000  135,081  7/28/00        (347)
 Canadian Dollar ..................      90,988   61,454  7/28/00         306
 Canadian Dollar ..................      10,000    6,754  7/28/00          47
 Euro .............................     130,222  125,066  7/28/00       4,230
 Euro .............................      31,938   30,674  7/28/00       1,937
 Euro .............................     257,978  247,764  7/28/00      10,580
 Euro .............................      10,000    9,604  7/28/00         129
 Euro .............................     118,272  113,590  7/28/00         143
 Greek Drachma ....................  44,903,000  127,611  7/28/00       5,768
 Japanese Yen .....................  15,683,938  149,059  7/28/00       3,838
 Swedish Krona ....................   1,110,754  126,933  7/28/00       3,241
                                                                      -------
                                                                       29,876
                                                                      -------
To Sell:
 British Pound ....................      20,012   30,313  7/28/00        (314)
 Canadian Dollar ..................     200,000  135,081  7/28/00         228
 Canadian Dollar ..................     110,000   74,295  7/28/00         241
 Canadian Dollar ..................      14,841   10,024  7/28/00         (24)
 Euro .............................     169,330  162,626  7/28/00      (2,626)
 Euro .............................      54,996   52,819  7/28/00      (2,819)
 Euro .............................      80,000   76,833  7/28/00      (4,963)
 Euro .............................      23,736   22,797  7/28/00      (1,306)
 Greek Drachma ....................  44,903,000  127,611  7/28/00      (7,389)
 Japanese Yen .....................   6,817,576   64,794  7/28/00         697
 Japanese Yen .....................  10,770,000  102,358  7/28/00      (2,358)
 Polish Zloty .....................     640,540  145,728  7/28/00        (940)
 Polish Zloty .....................      90,300   20,544  7/28/00        (544)
 Swedish Krona ....................   1,180,530  134,906  7/28/00      (4,906)
                                                                      -------
                                                                      (27,023)
                                                                      -------
Forward Foreign Cross Currency Con-
 tracts *
                                        Market Value
To Buy:                              -------------------
                                      Canadian
                                       Dollar     Euro
                                     ---------- --------
Canadian Dollar vs. Euro...........    $ 16,111 $ 16,380  7/28/00        (269)
                                                Japanese
                                        Euro      Yen
                                     ---------- --------
Euro vs. Japanese Yen..............    $  9,604 $  9,583  7/28/00          21
                                         42,030   41,817  7/28/00         213
                                      Japanese
                                        Yen       Euro
                                     ---------- --------
Japanese Yen vs. Euro..............    $ 69,416 $ 69,179  7/28/00         237
                                       Polish
                                       Zloty      Euro
                                     ---------- --------
Polish Zloty vs. Euro..............    $119,617 $123,250  7/28/00      (3,633)
                                         46,655   46,402  7/28/00         253

Notes to Financial Statements
(unaudited) (continued)

                                                         Settlement Unrealized
                                                            Date    Gain (Loss)
                                                         ---------- -----------
                                        Market Value
                                     -------------------
                                      Swedish
                                       Krona     Euro
                                     --------- ---------
Swedish Krona vs. Euro..............    $7,974    $8,047  7/28/00     $   (73)
                                                                      -------
                                                                       (3,251)
                                                                      -------
Net Unrealized Loss on Open Forward Foreign &
 Cross Currency Contracts..........................................   $  (398)
                                                                      =======
* Local currency on Cross Currency Forwards
                                        Buy      Sell
                                     --------- ---------
Buy Canadian Dollar vs. Euro .......    23,853    17,055
Buy Euro vs. Japanese Yen ..........    10,000 1,008,270
Buy Euro vs. Japanese Yen ..........    43,763 4,400,000
Buy Japanese Yen vs. Euro .......... 7,303,936    72,031
Buy Polish Zloty vs. Euro ..........   525,770   128,331
Buy Polish Zloty vs. Euro ..........   205,071    48,315
Buy Swedish Krona vs. Euro .........    69,776     8,378

7. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2000, the Fund did not have any open purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium re-ceived by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing pur-chase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying secu-rity, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exer-cised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2000, the Fund did not write any call or put option contracts.

Notes to Financial Statements
(unaudited) (continued)

8. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund did not hold any when-issued securities.

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund held TBA securities with a total cost of $6,200,335.

10. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the six months ended June 30, 2000 was approximately $4,598,000.

11. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2000, the Fund did not have any securities on loan.

Notes to Financial Statements
(unaudited) (continued)

12. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At June 30, 2000, the Fund held loan participations with a total cost of $177,151.

13. Capital Loss Carryforward

At December 31, 1999, the Fund had for Federal income tax purposes approxi-mately $5,000 of capital loss carryforwards available to offset future realized gains through December 31, 2007. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so off-set will not be distributed.

14. Capital Stock

At June 30, 2000, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                         Six Months Ended    Year Ended
                          June 30, 2000   December 31, 1999
                         ---------------- -----------------
Shares sold.............      589,112         1,704,962
Shares issued on
 reinvestment of
 dividends..............          --             86,532
Shares reacquired.......     (344,077)       (1,091,851)
                             --------        ----------
Net Increase............      245,035           699,643
                             ========        ==========

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, except where noted:

                           2000(1)     1999    1998(2)
                           -------    -------  -------
Net Asset Value,
 Beginning of Period.....    $9.66     $10.13   $10.00
                           -------    -------  -------
Income (Loss) From
 Operations:
 Net investment income
  (3)....................     0.34       0.60     0.38
 Net realized and
  unrealized gain
  (loss).................    (0.10)     (0.56)    0.24
                           -------    -------  -------
 Total Income From
  Operations.............     0.24       0.04     0.62
                           -------    -------  -------
Less Distributions From:
 Net investment income...       --      (0.51)   (0.47)
 Net realized gains......       --         --    (0.01)
 Capital.................       --         --    (0.01)
                           -------    -------  -------
 Total Distributions.....       --      (0.51)   (0.49)
                           -------    -------  -------
Net Asset Value, End of
 Period..................    $9.90      $9.66   $10.13
                           =======    =======  =======
Total Return (4).........     2.48%++    0.37%    6.18%++
Net Assets, End of Period
 (000s)..................  $19,556    $16,709  $10,438
Ratios to Average Net
 Assets:
 Expenses (3)(5).........     1.00%+     1.00%    1.00%+
 Net investment income...     7.48%+     7.19%    6.23%+
Portfolio Turnover Rate..       59%       120%      84%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all or a portion of its management fees for the six months ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $2,558 for the period ended December 31, 1998. If such fees were not waived or ex-penses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                                          Expense Ratios Without
                                    Net Investment Income     Fee Waiver and
                                     Per Share Decreases  Expense Reimbursement
                                    --------------------- ----------------------
     2000..........................         $0.01                  1.30%+
     1999..........................          0.06                  1.48
     1998..........................          0.04                  1.79+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Broth-ers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not ex-ceed 1.00%.
 ++ Total return is not annualized, as it may not be representative of the to-
    tal return for the year.
 +  Annualized.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

CUSTODIAN
     PFPC Trust Company
     8800 Tinicom Blvd., Suite 200
     Philadelphia, Pennsylvania 19153

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

Directors
CHARLES F. BARBER
     Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
     Consultant, Colman Consulting
DANIEL P. CRONIN
     Vice President-General Counsel,
     Pfizer International Inc.
HEATH B. MCLENDON
     Chairman and President;
     Managing Director, Salomon Smith Barney Inc.
     President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
HEATH B. MCLENDON
     Chairman and President
LEWIS E. DAIDONE
     Executive Vice President and Treasurer
ROSS S. MARGOLIES
     Executive Vice President
BETH A. SEMMEL
     Executive Vice President
PETER J. WILBY
     Executive Vice President
GEORGE J. WILLIAMSON
     Executive Vice President
JOHN B. CUNNINGHAM
     Vice President
ANTHONY PACE
     Controller
CHRISTINA T. SYDOR
     Secretary

                                ---------------
                                Salomon Brohers
                                ---------------
                                Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

SALOMON BROTHERS

Variable Series Funds Inc

                                                                 Semi-
                                                                 Annual
                                                                 Report
                                                                 2000

                                                                 JUNE 30, 2000

                                                                 *   SMALL CAP
                                                                     GROWTH FUND





[GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Salomon Brothers Variable Small Cap Growth Fund ("Fund") for the period ended June 30, 2000. This letter discusses general economic and market conditions as well as Fund highlights during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY & PERFORMANCE UPDATE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities of companies with market capitalizations similar to that of companies included in the Russell 2000 Index(1). For the six months ended June 30, 2000, the Fund returned 21.58%. In comparison, the Russell 2000 Index returned 3.04% and the Russell 2000 Growth Index(2)returned 1.23% for the same period. (Please note, past performance is not indicative of future results. Additionally, index returns do not represent the Fund's yield.)

MARKET OVERVIEW & PORTFOLIO HIGHLIGHTS

The Fund returned 21.58% during the first half of 2000, significantly outperforming the Russell 2000 Growth Index in a volatile market. The period was marked by an early-year surge in technology and biotech stocks followed by a significant April and May sell-off in the same stocks. Small capitalization stocks outperformed large capitalization stocks during the first six months of the year; the Russell 2000 Growth Index rose 1.23% versus a 0.43% decline for the Standard & Poor's 500 Index(3)("S&P 500"), while the overall Russell 2000 Index rose 3.04%. Consumer cyclicals, technology and media/telecom stocks were, in our view, the main negative factors, while healthcare and energy stocks posted strong positive returns. The Fund outperformed its benchmark due to stock selection in technology, communications, healthcare and financials. The Fund was about evenly weighted in technology, the benchmark's largest sector, during the first half of 2000.


------------------

1 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. An investor cannot invest directly in an index.
2 The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock dividend divided by its net asset value.) An investor cannot invest directly in an index.
3 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot invest directly in an index.

MARKET OUTLOOK

As we enter the second half of 2000, market volatility continues but we have seen a broader-based market than the tech-driven one of late 1999 and early 2000 period. Inflows to small cap mutual funds have slowed from a robust first quarter pace, but so has the Initial Public Offerings ("IPO") calendar, thereby avoiding excess supply overhang. We believe that relative valuations versus large cap stocks are still attractive by most historical measures. We remain broadly diversified across market sectors, which has helped to limit performance volatility so far in 2000. While it may be a sound strategy, diversification does not assure against market loss.

Thank you for your investment in the Salomon Brothers Variable Small Cap Growth Fund. We look forward to helping you pursue your financial goals in the coming years.

Sincerely,


/s/ Heath B. McLendon                         /s/ Matthew P. Ziehl

Heath B. McLendon                             Matthew P. Ziehl
Chairman and President                        Vice President
                                              Member of Small Cap Growth
                                              Portfolio Management Team
July 10, 2000

The following graph depicts the performance of the Small Cap Growth Fund versus the Russell 2000 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE (unaudited)
SALOMON BROTHERS VARIABLE SMALL CAP GROWTH FUND
Comparison of $10,000 Investment in the Fund with Russell 2000 Index

                                    [GRAPH]


                          Small Cap Growth Fund         Russell 2000 Index
        11/8/99                   10,000                    10,000
         Dec-99                   12,160                    11,132
         Feb-00                   14,780                    12,762
         Apr-00                   13,890                    11,204
         Jun-00                   14,784                    11,470


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

------------------------------------------------------------------------------------------------------------------------------------
Historical Performance
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Net Asset Value
                                                                 -------------------------
                                                                 Beginning          End       Income     Capital Gain    Total
Period Ended                                                     of Period       of Period   Dividend    Distributions   Returns+++
====================================================================================================================================
6/30/00                                                            $12.16          $14.55     $0.00          $0.22         21.58%
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/99                                              10.00           12.16      0.00           0.00         21.60
====================================================================================================================================
                                                                                              $0.00          $0.22
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns+
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/00++                                                                                                 21.58%
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/00                                                                                                 47.84
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return+
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/00                                                                                                47.84%
====================================================================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may be revised or terminated.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Inception date is November 8, 1999.

Schedule of Investments
June 30, 2000 (unaudited)

 Shares                           Security                             Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 86.2%
 Basic Industries -- 4.7%
    5,100 AK Steel Holding Corp. .................................   $   40,800
    2,700 The Geon Co. ...........................................       49,950
    2,300 OM Group, Inc. .........................................      101,200
    3,900 Steel Dynamics, Inc.*...................................       35,344
                                                                     ----------
                                                                        227,294
                                                                     ----------

 Communications -- 8.1%
    1,500 Cox Radio, Inc., Class A Shares*........................       42,000
    3,400 Dobson Communications Corp., Class A Shares*............       65,450
    2,500 Electric Lightwave, Inc., Class A Shares*...............       46,719
      800 Entercom Communications Corp.*..........................       39,000
    2,300 ICG Communications, Inc.*...............................       50,744
      600 Intermedia Communications Inc.*.........................       17,850
      300 On Command Corp.*.......................................        4,275
      600 Pac-West Telecom, Inc.*.................................       12,000
      400 Pegasus Communications Corp.*...........................       19,625
                 Rogers Cantel Mobile Communications Inc., Class B
      600 Shares*.................................................       20,175
    3,400 Sinclair Broadcast Group, Inc., Class A Shares*.........       37,400
      600 US Unwired Inc., Class A Shares*........................        7,800
      400 XM Satellite Radio Holdings Inc., Class A Shares*.......       14,975
      600 Young Broadcasting Inc., Class A Shares*................       15,412
                                                                     ----------
                                                                        393,425
                                                                     ----------

 Consumer -- 15.4%
    4,900 Abercrombie & Fitch Co., Class A Shares*................       59,719
    1,100 Charles River Associates Inc.*..........................       19,387
    1,100 Coca-Cola Bottling Co. Consolidated.....................       50,050
    1,900 Cost Plus, Inc.*........................................       54,506
      700 Darden Restaurants, Inc. ...............................       11,375
    1,900 DeVry, Inc.*............................................       50,231
    1,200 FactSet Research Systems Inc............................       33,900
    2,500 Fossil, Inc.*...........................................       48,594
    2,000 Hooper Holmes, Inc.*....................................       16,000
    1,600 MAXIMUS, Inc.*..........................................       35,400
    2,900 Michael Foods, Inc.*....................................       71,050
    1,200 On Assignment, Inc.*....................................       36,600
    2,700 The Profit Recovery Group International, Inc.*..........       44,887
      700 QRS Corp.*..............................................       17,194
    1,400 Station Casinos, Inc.*..................................       35,000
    2,400 Sun International Hotels Ltd.*..........................       48,000
    1,000 THQ Inc.*...............................................       12,187
      800 Trex Co., Inc.*.........................................       40,000
    3,600 Wendy's International, Inc. ............................       64,125
                                                                     ----------
                                                                        748,205
                                                                     ----------

 Energy -- 4.9%
    4,100 3TEC Energy Corp.*......................................       41,000
    1,400 Caminus Corp.*..........................................       34,300
    1,300 Frontier Oil Corp. .....................................       10,400
    1,100 Paradigm Geophysical Ltd.*..............................        6,600
    1,600 Pogo Producing Co.......................................       35,400
    2,050 SEACOR SMIT Inc.*.......................................       79,309
    3,400 Tesoro Petroleum Corp.*.................................       34,425
                                                                     ----------
                                                                        241,434
                                                                     ----------


                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

 Shares                            Security                             Value

--------------------------------------------------------------------------------

 Financial Services -- 7.6%
    3,100 Banknorth Group, Inc.....................................   $   47,469
    1,700 Commerce Bancorp, Inc....................................       78,200
      500 Cousins Properties, Inc..................................       19,250
    1,100 Legg Mason, Inc..........................................       55,000
    1,900 Mercantile Bankshares Corp. .............................       56,644
    1,900 Protective Life Corp. ...................................       50,587
      600 PS Business Parks, Inc., Class A Shares..................       14,400
    1,800 Westamerica Bancorporation...............................       47,025
                                                                      ----------
                                                                         368,575
                                                                      ----------

 Health Care -- 6.7%
    1,500 Alpharma Inc., Class A Shares............................       93,375
      300 ArthroCare Corp.*........................................       15,975
    5,000 Biota Holdings Ltd.*.....................................       10,387
    1,800 Cyberonics, Inc.*........................................       21,600
      300 Data Critical Corp.*.....................................        3,900
    2,800 Health Management Associates, Inc., Class A Shares*......       36,575
      100 Invitrogen Corp.*........................................        7,520
      500 Laboratory Corp. of America Holdings*....................       38,562
    1,100 Novoste Corp.*...........................................       67,100
      500 NPS Pharmaceuticals, Inc.*...............................       13,375
      300 ORATEC Interventions, Inc.*..............................       10,012
    1,700 Quidel Corp.*............................................        8,925
                                                                      ----------
                                                                         327,306
                                                                      ----------

 Technology -- 38.8%
    2,100 Advanced Fibre Communications, Inc.*.....................       95,156
    1,400 Aeroflex Inc.*...........................................       69,563
    1,400 ANTEC Corp.*.............................................       58,187
      400 Applied Micro Circuits Corp.*............................       39,500
    1,500 Applied Science and Technology, Inc.*....................       38,813
    3,300 ASM International N.V.*..................................       87,450
    1,300 Celeritek, Inc.*.........................................       53,056
      400 Commerce One, Inc.*......................................       18,156
    1,400 CommScope, Inc.*.........................................       57,400
    3,400 Digital Microwave Corp.*.................................      129,625
      100 Exfo Electro-Optical Engineering Inc.*...................        4,388
    1,500 Inet Technologies, Inc.*.................................       81,375
    1,700 Insight Enterprises, Inc.*...............................      100,831
    2,300 Integrated Silicon Solutions, Inc.*......................       87,400
    1,700 Latitude Communications, Inc.*...........................       19,019
      100 Marvell Technology Group Ltd.*...........................        5,700
    1,700 Network Appliance, Inc.*.................................      136,850
    1,000 Newport Corp.............................................      107,375
      600 NHC Communications Inc.*.................................        4,535
    1,400 Organic, Inc.*...........................................       13,650
    1,900 P-Com, Inc.*.............................................       10,806
      500 Polycom, Inc.*...........................................       47,047
    2,900 Quintus Corp.*...........................................       57,592
    2,400 Razorfish, Inc., Class A Shares*.........................       38,550
    1,500 Sawtek Inc.*.............................................       86,344
    1,100 Siebel Systems, Inc.*....................................      179,919
      800 Silicon Storage Technology, Inc.*........................       70,650
    2,500 Snowball.com, Inc.*......................................       12,188

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 2000 (unaudited) (continued)

  Shares                           Security                            Value

-------------------------------------------------------------------------------

 Technology -- 38.8% (continued)
       600 TranSwitch Corp.*......................................   $   46,313
       300 Ulticom, Inc.*.........................................        7,205
     1,100 Valence Technology, Inc.*..............................       20,281
     1,900 Viant Corp.*...........................................       56,288
     3,100 Viasystems Group, Inc.*................................       50,181
                                                                     ----------
                                                                      1,891,393
                                                                     ----------
           TOTAL COMMON STOCK
           (Cost -- $3,742,946)...................................    4,197,632
                                                                     ----------
   Face
  Amount
  ------

 CONVERTIBLE CORPORATE BONDS+ -- 2.9%
 Health Care -- 2.9%

 $  70,000 Invitrogen Corp., 5.500% due 3/1/07....................       74,288
    45,000 Vertex Pharmaceuticals Inc., 5.000% due 3/14/07........       64,519
                                                                     ----------
           TOTAL CONVERTIBLE CORPORATE BONDS
           (Cost -- $105,732).....................................      138,807
                                                                     ----------
 Contracts
 ---------
 PURCHASED OPTIONS -- 0.3%

           Russell 2000 Index, Call @ $480, Expire 7/22/00*
         4 (Cost -- $22,262)......................................       16,950
                                                                     ----------
           SUB-TOTAL INVESTMENTS
           (Cost -- $3,870,940)...................................    4,353,389
                                                                     ----------
   Face
  Amount
  ------

 REPURCHASE AGREEMENT -- 10.6%
 $ 518,000 SBC Warburg Dillon Read Inc., 6.550% due 7/3/00;
            Proceeds at maturity -- $518,283; (Fully
            collateralized by U.S. Treasury Bonds, 9.125% due
            5/15/18; Market value -- $529,635) (Cost --
             $518,000)............................................      518,000
                                                                     ----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $4,388,940**).................................   $4,871,389
                                                                     ==========

------
 * Non-income producing security.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transaction that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

ASSETS:
 Investments, at value (Cost -- $3,870,940)........................ $4,353,389
 Repurchase agreement, at value (Cost -- $518,000).................    518,000
 Cash..............................................................        743
 Receivable for securities sold....................................    179,636
 Receivable from investment manager................................     48,788
 Dividends and interest receivable.................................      2,126
                                                                    ----------
 Total Assets......................................................  5,102,682
                                                                    ----------
LIABILITIES:
 Payable for securities purchased..................................    334,643
 Administration fee payable........................................        180
 Accrued expenses..................................................     35,700
                                                                    ----------
 Total Liabilities.................................................    370,523
                                                                    ----------
Total Net Assets................................................... $4,732,159
                                                                    ==========
NET ASSETS:
 Par value of capital shares....................................... $      325
 Capital paid in excess of par value...............................  3,963,895
 Accumulated net investment loss...................................     (5,642)
 Accumulated net realized gain from security transactions, options
  and foreign currencies...........................................    291,148
 Net unrealized appreciation of investments and foreign
  currencies.......................................................    482,433
                                                                    ----------
Total Net Assets................................................... $4,732,159
                                                                    ==========
Shares Outstanding.................................................    325,143
                                                                    ----------
Net Asset Value, per share.........................................     $14.55
                                                                    ----------

                       See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 2000 (unaudited)

INVESTMENT INCOME:
 Interest............................................................  $ 12,852
 Dividends...........................................................     5,138
                                                                       --------
 Total Investment Income.............................................    17,990
                                                                       --------
EXPENSES:
 Shareholder and system servicing fees...............................    13,070
 Management fees (Note 2)............................................    11,816
 Audit and legal.....................................................     9,000
 Custody.............................................................     9,000
 Shareholder communications..........................................     8,000
 Directors' fees.....................................................     2,375
 Administration fees (Note 2)........................................       788
 Registration fees...................................................       600
 Other...............................................................     1,500
                                                                       --------
 Total Expenses......................................................    56,149
 Less: Management fee waiver and expense reimbursement (Note 2)......   (32,517)
                                                                       --------
 Net Expenses........................................................    23,632
                                                                       --------
Net Investment Loss..................................................    (5,642)
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND
FOREIGN CURRENCIES (NOTES 3 AND 5):
 Realized Gain (Loss) From:
 Security transactions (excluding short-term securities).............   321,835
 Options purchased...................................................   (24,093)
 Foreign currency transactions.......................................       (13)
                                                                       --------
 Net Realized Gain...................................................   297,729
                                                                       --------
 Change in Net Unrealized Appreciation of Investments and Foreign
  Currencies:
 Beginning of period.................................................   215,171
 End of period.......................................................   482,433
                                                                       --------
 Increase in Net Unrealized Appreciation.............................   267,262
                                                                       --------
Net Gain on Investments, Options and Foreign Currencies..............   564,991
                                                                       --------
Increase in Net Assets From Operations...............................  $559,349
                                                                       ========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2000 (unaudited) and the Period Ended December 31, 1999(a)

                                                           2000        1999
                                                        ----------  ----------
OPERATIONS:
 Net investment income (loss).......................... $   (5,642) $      318
 Net realized gain ....................................    297,729      53,971
 Increase in net unrealized appreciation...............    267,262     215,171
                                                        ----------  ----------
 Increase in Net Assets From Operations................    559,349     269,460
                                                        ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ................................       (318)         --
 Net realized gains ...................................    (60,552)         --
                                                        ----------  ----------
 Decrease in Net Assets From Distributions to
  Shareholders ........................................    (60,870)         --
                                                        ----------  ----------
FUND SHARE TRANSACTIONS (NOTE 9):
 Net proceeds from sale of shares .....................  2,514,266   1,531,686
 Net asset value of shares issued for reinvestment of
  dividends ...........................................     39,016          --
 Cost of shares reacquired ............................   (120,428)       (320)
                                                        ----------  ----------
 Increase in Net Assets From Fund Share Transactions ..  2,432,854   1,531,366
                                                        ----------  ----------
Increase in Net Assets ................................  2,931,333   1,800,826
NET ASSETS:
 Beginning of period ..................................  1,800,826          --
                                                        ----------  ----------
 End of period* ....................................... $4,732,159  $1,800,826
                                                        ==========  ==========
* Includes accumulated net investment loss of: ........    $(5,642)         --
                                                        ==========  ==========
* Includes undistributed net investment income of:.....         --        $318
                                                        ==========  ==========

------
(a) For the period from November 8, 1999 (commencement of operations) to Decem-ber 31, 1999.

                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Small Cap Growth Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 2000, SBAM waived all of its management fees and reimbursed expenses amounting to $20,701.

Notes to Financial Statements
(unaudited) (continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2000, there were no brokerage commissions paid to Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH.

3. Investments

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases............................................................ $4,398,769
                                                                      ==========
Sales................................................................ $2,036,994
                                                                      ==========

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation........................................ $ 755,387
Gross unrealized depreciation........................................  (272,938)
                                                                      ---------
Net unrealized appreciation.......................................... $ 482,449
                                                                      =========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2000, the Fund held purchased call options with a total cost of $22,262.

Notes to Financial Statements
(unaudited) (continued)

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2000, the Fund did not write any call or put option contracts.

6. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund did not hold any when-issued securities.

7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2000, the Fund did not hold any TBA securities.

Notes to Financial Statements
(unaudited) (continued)

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2000, the Fund did not have any securities on loan.

9. Capital Stock

At June 30, 2000, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                         Six Months Ended     Period Ended
                                          June 30, 2000   December 31, 1999(a)
                                         ---------------- --------------------
Shares sold.............................     183,238            148,068
Shares issued on reinvestment of
 dividends..............................       2,869                 --
Shares reacquired.......................      (9,004)               (28)
                                             -------            -------
Net Increase............................     177,103            148,040
                                             =======            =======

------
(a) For the period November 8, 1999 (commencement of operations) through December 31, 1999.

Financial Highlights

For a share of capital stock outstanding for the period ended December 31, ex-cept where noted:

                                                              2000(1)   1999(2)
                                                              -------   -------
Net Asset Value, Beginning of Period......................... $12.16    $10.00
                                                              ------    ------
Income (Loss) From Operations:
 Net investment income (loss) (3)............................  (0.02)     0.00*
 Net realized and unrealized gain ...........................   2.63      2.16
                                                              ------    ------
 Total Income From Operations................................   2.61      2.16
                                                              ------    ------
Less Distributions From:
 Net investment income.......................................  (0.00)*     --
 Net realized gains..........................................  (0.22)      --
                                                              ------    ------
 Total Distributions.........................................  (0.22)      --
                                                              ------    ------
Net Asset Value, End of Period............................... $14.55    $12.16
                                                              ======    ======
Total Return++ (4)...........................................  21.58%    21.60%
Net Assets, End of Period (000s)............................. $4,732    $1,801
Ratios to Average Net Assets+:
 Expenses (3)(5).............................................   1.50%     1.50%
 Net investment income (loss)................................  (0.36)     0.16
Portfolio Turnover Rate......................................     72%       16%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from November 8, 1999 (commencement of operations) through December 31, 1999.
(3) SBAM has waived all or part of its management fees for the six months ended June 30, 2000 and the period ended December 31, 1999. In addition, SBAM has reimbursed the Fund for $20,701 and $27,494 in expenses for the six months ended June 30, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share (increase) decrease in net investment income (loss) and the actual expense ratio would have been as follows:

                               Net Investment       Expense Ratios Without
                           Income (Loss) Per Share    Fee Waivers and/or
                             (Increase) Decreases   Expense Reimbursements+
                           ------------------------ -----------------------
          2000............          $0.10                     3.56%
          1999............           0.20                    16.36

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, total returns for the Fund would be lower. Expense caps may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not exceed 1.50%.
 *  Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

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

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

CUSTODIAN
     PFPC Trust Company
     8800 Tinicom Blvd.
     Suite 200
     Philadelphia, Pennsylvania 19153

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

Directors
CHARLES F. BARBER
     Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
     Consultant, Colman Consulting
DANIEL P. CRONIN
     Vice President-General Counsel,
     Pfizer International Inc.
HEATH B. MCLENDON
     Chairman and President;
     Managing Director, Salomon Smith Barney Inc.
     President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
HEATH B. MCLENDON
     Chairman and President
LEWIS E. DAIDONE
     Executive Vice President and Treasurer
ROSS S. MARGOLIES
     Executive Vice President
BETH A. SEMMEL
     Executive Vice President
PETER J. WILBY
     Executive Vice President
GEORGE J. WILLIAMSON
     Executive Vice President
JOHN B. CUNNINGHAM
     Vice President
ANTHONY PACE
     Controller
CHRISTINA T. SYDOR
     Secretary

                           --------------------
                               Salomon Brothers
                               --------------------
                                   Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048